Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended September 30, 2025

THE COMPANY

BXP, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 55 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). As of September 30, 2025, including properties owned by joint ventures, BXP’s portfolio totals 54.6 million square feet and 187 properties, including 8 properties under construction/redevelopment. BXP’s properties include 163 office properties, 14 retail properties (including one retail property under construction), nine residential properties (including three residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a thirteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, and prolonged government shutdowns or disruptions, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: Rendering of 343 Madison Avenue, New York, NY)

Q3 2025
Table of contents

Q3 2025
Company profile
SNAPSHOT

(as of September 30, 2025)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	187
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	54.6 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units) on an as-converted basis [1,2]	176.8 million
Closing Price, at the end of the quarter	$74.34 per share
Dividend - Quarter/Annualized	$0.70/$2.80 per share
Dividend Yield	3.8%
Consolidated Market Capitalization [2]	$29.7 billion
BXP’s Share of Market Capitalization [2,3]	$29.8 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strength in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•ensure a strong balance sheet to maintain consistent access to capital and the ability to make new investments at opportune times;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•recycle capital for future investment through disposing of assets that no longer meet our investment profile or provide an opportunity for an attractive sale price relative to reinvestment;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Raymond A. Ritchey	Senior Executive Vice President
Bruce W. Duncan	Chair of Audit Committee	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Diane J. Hoskins	Chair of Sustainability Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Mary E. Kipp		Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Matthew J. Lustig	Chair of Nominating & Corporate	Bryan J. Koop	Executive Vice President, Boston Region
	Governance Committee	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
Timothy J. Naughton	Chair of Compensation Committee		Region
Julie G. Richardson		Hilary J. Spann	Executive Vice President, New York Region
William H. Walton, III		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
Derek A. (Tony) West			Region
		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2025
Guidance and assumptions
GUIDANCE

BXP’s guidance for full year 2025 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on October 28, 2025 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions not under contract as of the date hereof, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Full Year 2025
	Low	High
Projected EPS (diluted)	$0.99	$1.02
Add:
Projected Company share of real estate depreciation and amortization	5.15	5.15
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	0.75	0.75
Projected FFO per share (diluted)	$6.89	$6.92

ASSUMPTIONS
(dollars in thousands)

	Full Year 2025
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	86.50%	87.50%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	—%	0.50%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	1.00%	1.50%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$22,000	$24,000
Taking Buildings Out-of-Service	$(17,000)	$(16,000)
BXP’s Share of incremental net operating income related to asset sales over prior year	$(4,000)	$(2,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$105,000	$120,000
Termination income	$6,000	$8,000

Other revenue (expense):
Development, management services and other revenue	$35,000	$37,000
General and administrative expense [2]	$(161,000)	$(158,000)
Consolidated net interest expense	$(621,000)	$(617,000)
Unconsolidated joint venture interest expense	$(75,000)	$(73,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(166,000)	$(162,000)

_______________
1 Excludes development properties placed into service in Q3 2025.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q3 2025
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	30-Sep-25	30-Jun-25
Net income (loss) attributable to BXP, Inc.	$(121,712)	$88,977
Net income (loss) attributable to BXP, Inc. per share - diluted	$(0.77)	$0.56
FFO attributable to BXP, Inc. [1]	$276,674	$271,652
Diluted FFO per share [1]	$1.74	$1.71
Dividends per common share	$0.70	$0.98
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$201,772	$203,592

Selected items:
Revenue	$871,510	$868,457
Recoveries from clients	$146,082	$141,725
Service income from clients	$2,786	$2,848
BXP’s Share of revenue [3]	$839,345	$835,667
BXP’s Share of straight-line rent [3]	$23,859	$20,535
BXP’s Share of fair value lease revenue [3,4]	$3,019	$3,029
BXP’s Share of termination income [3]	$1,382	$763
Ground rent expense	$3,777	$3,612
Capitalized interest	$13,491	$12,148
Capitalized wages	$3,657	$4,733
Loss from unconsolidated joint ventures [5]	$(148,329)	$(3,324)
BXP’s share of FFO from unconsolidated joint ventures [6]	$11,840	$13,350
Net income attributable to noncontrolling interests in property partnerships	$17,853	$20,100
FFO attributable to noncontrolling interests in property partnerships [7]	$40,468	$41,045

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$5,619	$6,214
Below-market rents (included within Other Liabilities)	$21,290	$23,792
Accrued rental income liability (included within Other Liabilities)	$101,001	$108,834

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.78	2.85
Interest Coverage Ratio (including capitalized interest) [8]	2.56	2.62
Fixed Charge Coverage Ratio [8]	2.25	2.23
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	8.21	8.18
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	1.7%	(0.2)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	2.6%	1.7%
FAD Payout Ratio [2]	61.37%	85.15%
Operating Margins [(rental revenue - rental expense)/rental revenue]	60.8%	60.5%
Occupancy % of In-Service Properties [11]	86.0%	86.4%
Leased % of In-Service Properties [12]	88.8%	89.1%

Capitalization:
Consolidated Debt	$16,604,696	$15,811,005
BXP’s Share of Debt [13]	$16,613,274	$15,833,687
Consolidated Market Capitalization	$29,747,934	$27,739,296
Consolidated Debt/Consolidated Market Capitalization	55.82%	57.00%
BXP’s Share of Market Capitalization [13]	$29,756,512	$27,761,978
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	55.83%	57.03%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended September 30, 2025, includes a non-cash impairment charge of approximately $145.1 million, see page 37.
6For a quantitative reconciliation for the three months ended September 30, 2025, see page 37.
7For a quantitative reconciliation for the three months ended September 30, 2025, see page 34.
8For a quantitative reconciliation for the three months ended September 30, 2025 and June 30, 2025, see page 32.
9For a quantitative reconciliation for the three months ended September 30, 2025 and June 30, 2025, see page 31.
10For a quantitative reconciliation for the three months ended September 30, 2025 and June 30, 2025, see pages 11, 66 and 67.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.

Q3 2025
Financial highlights (continued)
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for September 30, 2025, see page 28.

Q3 2025
Consolidated Balance Sheets
(unaudited and in thousands)

	30-Sep-25	30-Jun-25
ASSETS
Real estate	$26,718,660	$26,632,189
Construction in progress	1,322,608	1,047,687
Land held for future development	568,516	748,198
Right of use assets - finance leases	372,747	372,839
Right of use assets - operating leases	321,063	325,670
Less accumulated depreciation	(8,008,908)	(7,863,743)
Total real estate	21,294,686	21,262,840
Cash and cash equivalents	861,066	446,953
Cash held in escrows	77,663	80,888
Investments in securities	43,604	41,062
Tenant and other receivables, net	136,743	109,683
Note receivable, net	8,898	6,711
Related party note receivables, net	88,879	88,825
Sales-type lease receivable, net	15,430	15,188
Accrued rental income, net	1,532,403	1,509,347
Deferred charges, net	802,785	809,033
Prepaid expenses and other assets	137,561	89,624
Investments in unconsolidated joint ventures	999,764	1,161,036
Total assets	$25,999,482	$25,621,190

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,279,482	$4,278,788
Unsecured senior notes, net	9,803,336	9,800,577
Unsecured exchangeable senior notes, net	975,080	—
Unsecured line of credit	—	185,000
Unsecured term loans, net	796,798	796,640
Unsecured commercial paper	750,000	750,000
Lease liabilities - finance leases	363,207	365,897
Lease liabilities - operating leases	379,792	399,174
Accounts payable and accrued expenses	484,798	480,158
Dividends and distributions payable	123,259	172,732
Accrued interest payable	120,128	120,975
Other liabilities	406,820	416,838
Total liabilities	18,482,700	17,766,779

Commitments and contingencies	—	—
Redeemable deferred stock units	8,006	6,981

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,479,314 and 158,445,177 issued and 158,400,414 and 158,366,277 outstanding at September 30, 2025 and June 30, 2025, respectively	1,584	1,584
Additional paid-in capital	6,827,889	6,854,753
Dividends in excess of earnings	(1,812,361)	(1,579,770)
Treasury common stock at cost, 78,900 shares at September 30, 2025 and June 30, 2025	(2,722)	(2,722)
Accumulated other comprehensive loss	(14,831)	(15,059)
Total stockholders’ equity attributable to BXP, Inc.	4,999,559	5,258,786

Noncontrolling interests:
Common units of the Operating Partnership	554,440	584,651
Property partnerships	1,954,777	2,003,993
Total equity	7,508,776	7,847,430
Total liabilities and equity	$25,999,482	$25,621,190

Q3 2025
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-25	30-Jun-25
Revenue
Lease	$809,820	$805,935
Parking and other	34,404	34,709
Insurance proceeds	986	90
Hotel revenue	13,162	14,773
Development and management services	9,317	8,846
Direct reimbursements of payroll and related costs from management services contracts	3,821	4,104
Total revenue	871,510	868,457
Expenses
Operating	187,820	184,942
Real estate taxes	142,992	146,272
Restoration expenses related to insurance claims	924	848
Hotel operating	9,628	9,365
General and administrative [1]	36,188	42,516
Payroll and related costs from management services contracts	3,821	4,104
Transaction costs	1,431	357
Depreciation and amortization	236,147	223,819
Total expenses	618,951	612,223
Other income (expense)
Loss from unconsolidated joint ventures [2]	(148,329)	(3,324)
Gains on sales of real estate	1,932	18,390
Gains from investments in securities [1]	2,400	2,600
Unrealized gain (loss) on non-real estate investments	178	(39)
Interest and other income (loss)	7,620	8,063
Impairment losses [3]	(68,901)	—
Interest expense	(164,299)	(162,783)
Net income (loss)	(116,840)	119,141
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(17,853)	(20,100)
Noncontrolling interest - common units of the Operating Partnership [4]	12,981	(10,064)
Net income (loss) attributable to BXP, Inc.	$(121,712)	$88,977

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$(0.77)	$0.56
Net income (loss) attributable to BXP, Inc. per share - diluted	$(0.77)	$0.56

_____________
1Includes $2.4 million and $2.6 million for the three months ended September 30, 2025 and June 30, 2025, respectively, related to the Company’s deferred compensation plan.
2For the three months ended September 30, 2025, includes a non-cash impairment charge of approximately $145.1 million, see page 37.
3Relates to pending dispositions in the portfolio.
4For additional detail, see page 7.

Q3 2025
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	30-Sep-25	30-Jun-25
Net income (loss) attributable to BXP, Inc.	$(121,712)	$88,977
Add:
Noncontrolling interest - common units of the Operating Partnership	(12,981)	10,064
Noncontrolling interests in property partnerships	17,853	20,100
Net income (loss)	(116,840)	119,141
Add:
Depreciation and amortization expense	236,147	223,819
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(22,615)	(20,945)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	17,272	16,674
Corporate-related depreciation and amortization	(582)	(600)
Non-real estate related amortization	2,130	2,131
Impairment losses	68,901	—
Impairment loss included within loss from unconsolidated joint ventures [3]	145,133	—
Less:
Gains on sales of real estate	1,932	18,390
Gain on sale / consolidation included within loss from unconsolidated joint ventures [3]	2,236	—
Unrealized gain (loss) on non-real estate investments	178	(39)
Noncontrolling interests in property partnerships	17,853	20,100
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	307,347	301,769
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	30,673	30,117
FFO attributable to BXP, Inc.	$276,674	$271,652

BXP, Inc.’s percentage share of Basic FFO	90.02%	90.02%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	9.98%	9.98%
Basic FFO per share	$1.75	$1.72
Weighted average shares outstanding - basic	158,345	158,312
Diluted FFO per share	$1.74	$1.71
Weighted average shares outstanding - diluted	158,928	158,795

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	30-Sep-25	30-Jun-25
Basic FFO	$307,347	$301,769
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	307,347	301,769
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	30,581	30,056
BXP, Inc.’s share of Diluted FFO	$276,766	$271,713

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	30-Sep-25	30-Jun-25
Shares/units for Basic FFO	175,901	175,871
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	583	483
Shares/units for Diluted FFO	176,484	176,354
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,556	17,559
BXP, Inc.’s share of shares/units for Diluted FFO	158,928	158,795

BXP, Inc.’s percentage share of Diluted FFO	90.05%	90.04%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended September 30, 2025, see page 34.
3For a quantitative reconciliation for the three months ended September 30, 2025, see page 37.

Q3 2025
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	30-Sep-25	30-Jun-25
Net income (loss) attributable to BXP, Inc.	$(121,712)	$88,977
Add:
Noncontrolling interest - common units of the Operating Partnership	(12,981)	10,064
Noncontrolling interests in property partnerships	17,853	20,100
Net income (loss)	(116,840)	119,141
Add:
Depreciation and amortization expense	236,147	223,819
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(22,615)	(20,945)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	17,272	16,674
Corporate-related depreciation and amortization	(582)	(600)
Non-real estate related amortization	2,130	2,131
Impairment loss included within loss from unconsolidated joint ventures [3]	145,133	—
Impairment losses	68,901	—
Less:
Gains on sales of real estate	1,932	18,390
Gain on sale / consolidation included within loss from unconsolidated joint ventures [3]	2,236	—
Unrealized gain (loss) on non-real estate investments	178	(39)
Noncontrolling interests in property partnerships	17,853	20,100
Basic FFO	307,347	301,769
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	4,999	3,482
BXP’s Share of hedge amortization, net of costs [1]	1,781	1,808
BXP’s Share of fair value interest adjustment [1]	638	1,217
BXP’s Share of straight-line ground rent expense adjustment [1,5]	(407)	584
Stock-based compensation	4,404	11,612
Non-real estate depreciation and amortization	(1,548)	(1,531)
Unearned portion of capitalized fees from consolidated joint ventures [6]	938	969
Non-cash loss from early extinguishments of debt	—	—
Less:
BXP’s Share of straight-line rent [1]	23,859	20,535
BXP’s Share of fair value lease revenue [1,7]	3,019	3,029
BXP’s Share of non-cash termination income adjustment (fair value lease amounts) [1]	—	—
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1]	64,715	61,423
BXP’s Share of maintenance capital expenditures [1,8]	23,341	30,211
BXP’s Share of amortization and accretion related to sales type lease [1]	265	261
Hotel improvements, equipment upgrades and replacements	1,181	859
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$201,772	$203,592

Distributions to common shareholders and unitholders (excluding any special distributions) (B) [9]	123,830	173,357

FAD Payout Ratio[1] (B÷A)	61.37%	85.15%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended September 30, 2025, see page 34.
3For additional information for the three months ended September 30, 2025, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.
9For the three months ended September 30, 2025, distribution amount reflects BXP’s quarterly dividend reset from $0.98 per share to $0.70 per share of common stock for the period July 1, 2025 to September 30, 2025.

Q3 2025
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	30-Sep-25	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(121,712)	$83,628
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(12,981)	9,587
Noncontrolling interest in property partnerships	17,853	15,237
Net income (loss)	(116,840)	108,452
Add:
Interest expense	164,299	163,194
Impairment losses	68,901	—
Loss from unconsolidated joint ventures	148,329	7,011
Depreciation and amortization expense	236,147	222,890
Transaction costs	1,431	188
Payroll and related costs from management services contracts	3,821	3,649
General and administrative expense	36,188	33,352
Less:
Interest and other income (loss)	7,620	14,430
Unrealized gain on non-real estate investments	178	94
Gains from investments in securities	2,400	2,198
Gains on sales of real estate	1,932	517
Direct reimbursements of payroll and related costs from management services contracts	3,821	3,649
Development and management services revenue	9,317	6,770
Net Operating Income (NOI)	517,008	511,078
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	30,675	31,919
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	51,504	44,487
BXP’s Share of NOI	496,179	498,510
Less:
Termination income	1,241	12,120
BXP’s share of termination income from unconsolidated joint ventures [1]	141	77
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	18
BXP’s Share of NOI (excluding termination income)	$494,797	$486,331

Net Operating Income (NOI)	$517,008	$511,078
Less:
Termination income	1,241	12,120
NOI from non Same Properties (excluding termination income) [3]	9,642	4,808
Same Property NOI (excluding termination income)	506,125	494,150
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	51,504	44,469
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	4,442	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	30,534	31,842
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	11	274
BXP’s Share of Same Property NOI (excluding termination income)	$489,586	$481,249

_____________
1For a quantitative reconciliation for the three months ended September 30, 2025, see page 65.
2For a quantitative reconciliation for the three months ended September 30, 2025, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2025 and therefore are no longer a part of the Company’s property portfolio.

Q3 2025
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	30-Sep-25	30-Sep-24
Net income (loss) attributable to BXP, Inc.	$(121,712)	$83,628
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	(12,981)	9,587
Noncontrolling interest in property partnerships	17,853	15,237
Net income (loss)	(116,840)	108,452
Add:
Interest expense	164,299	163,194
Impairment losses	68,901	—
Loss from unconsolidated joint ventures	148,329	7,011
Depreciation and amortization expense	236,147	222,890
Transaction costs	1,431	188
Payroll and related costs from management services contracts	3,821	3,649
General and administrative expense	36,188	33,352
Less:
Interest and other income (loss)	7,620	14,430
Unrealized gain on non-real estate investments	178	94
Gains from investments in securities	2,400	2,198
Gains on sales of real estate	1,932	517
Direct reimbursements of payroll and related costs from management services contracts	3,821	3,649
Development and management services revenue	9,317	6,770
Net Operating Income (NOI)	517,008	511,078
Less:
Straight-line rent	30,105	29,578
Fair value lease revenue	1,906	1,298
Amortization and accretion related to sales type lease	236	250
Termination income	1,241	12,120
Add:
Straight-line ground rent expense adjustment [1]	531	585
Lease transaction costs that qualify as rent inducements [2]	5,894	4,983
NOI - cash (excluding termination income)	489,945	473,400
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	6,681	5,228
Same Property NOI - cash (excluding termination income)	483,264	468,172
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	44,504	38,849
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	3,143	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	27,866	29,568
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	(1,154)	57
BXP’s Share of Same Property NOI - cash (excluding termination income)	$470,923	$458,834
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(1,061) and $(44) for the three months ended September 30, 2025 and 2024, respectively. As of September 30, 2025, the Company has remaining lease payments aggregating approximately $29.3 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to September 30, 2025 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended September 30, 2025, see page 63.
5For a quantitative reconciliation for the three months ended September 30, 2025, see page 65.

Q3 2025
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-25	30-Sep-24	Change	Change	30-Sep-25	30-Sep-24	Change	Change
Rental Revenue [2]	$815,032	$803,593			$26,007	$27,199
Less: Termination income	1,241	5,140			—	—
Rental revenue (excluding termination income) [2]	813,791	798,453	$15,338	1.9%	26,007	27,199	$(1,192)	(4.4)%
Less: Operating expenses and real estate taxes	317,950	315,681	2,269	0.7%	15,723	15,821	(98)	(0.6)%
NOI (excluding termination income) [2,3]	$495,841	$482,772	$13,069	2.7%	$10,284	$11,378	$(1,094)	(9.6)%

Rental revenue (excluding termination income) [2]	$813,791	$798,453	$15,338	1.9%	$26,007	$27,199	$(1,192)	(4.4)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	29,149	31,399	(2,250)	(7.2)%	137	147	(10)	(6.8)%
Add: Lease transaction costs that qualify as rent inducements [4]	5,745	4,834	911	18.8%	149	149	—	—%
Subtotal	790,387	771,888	18,499	2.4%	26,019	27,201	(1,182)	(4.3)%
Less: Operating expenses and real estate taxes	317,950	315,681	2,269	0.7%	15,723	15,821	(98)	(0.6)%
Add: Straight-line ground rent expense [5]	531	585	(54)	(9.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$472,968	$456,792	$16,176	3.5%	$10,296	$11,380	$(1,084)	(9.5)%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-25	30-Sep-24	Change	Change	30-Sep-25	30-Sep-24	Change	Change
Rental Revenue [2]	$841,039	$830,792			$51,833	$53,878
Less: Termination income	1,241	5,140			141	77
Rental revenue (excluding termination income) [2]	839,798	825,652	$14,146	1.7%	51,692	53,801	$(2,109)	(3.9)%
Less: Operating expenses and real estate taxes	333,673	331,502	2,171	0.7%	21,169	22,233	(1,064)	(4.8)%
NOI (excluding termination income) [2,3]	$506,125	$494,150	$11,975	2.4%	$30,523	$31,568	$(1,045)	(3.3)%

Rental revenue (excluding termination income) [2]	$839,798	$825,652	$14,146	1.7%	$51,692	$53,801	$(2,109)	(3.9)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	29,286	31,546	(2,260)	(7.2)%	1,626	2,195	(569)	(25.9)%
Add: Lease transaction costs that qualify as rent inducements [4]	5,894	4,983	911	18.3%	—	—	—	—%
Subtotal	816,406	799,089	17,317	2.2%	50,066	51,606	(1,540)	(3.0)%
Less: Operating expenses and real estate taxes	333,673	331,502	2,171	0.7%	21,169	22,233	(1,064)	(4.8)%
Add: Straight-line ground rent expense [5]	531	585	(54)	(9.2)%	123	138	(15)	(10.9)%
NOI - cash (excluding termination income) 2, [3]	$483,264	$468,172	$15,092	3.2%	$29,020	$29,511	$(491)	(1.7)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	30-Sep-25	30-Sep-24	Change	Change	30-Sep-25	30-Sep-24	Change	Change
Rental Revenue [2]	$82,803	$78,919			$810,069	$805,751
Less: Termination income	—	18			1,382	5,199
Rental revenue (excluding termination income) [2]	82,803	78,901	$3,902	4.9%	808,687	800,552	$8,135	1.0%
Less: Operating expenses and real estate taxes	35,741	34,432	1,309	3.8%	319,101	319,303	(202)	(0.1)%
NOI (excluding termination income) [2,3]	$47,062	$44,469	$2,593	5.8%	$489,586	$481,249	$8,337	1.7%

Rental revenue (excluding termination income) [2]	$82,803	$78,901	$3,902	4.9%	$808,687	$800,552	$8,135	1.0%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	6,596	5,533	1,063	19.2%	24,316	28,208	(3,892)	(13.8)%
Add: Lease transaction costs that qualify as rent inducements [4]	895	(87)	982	1,128.7%	4,999	5,070	(71)	(1.4)%
Subtotal	77,102	73,281	3,821	5.2%	789,370	777,414	11,956	1.5%
Less: Operating expenses and real estate taxes	35,741	34,432	1,309	3.8%	319,101	319,303	(202)	(0.1)%
Add: Straight-line ground rent expense [5]	—	—	—	—%	654	723	(69)	(9.5)%
NOI - cash (excluding termination income) 2, [3]	$41,361	$38,849	$2,512	6.5%	$470,923	$458,834	$12,089	2.6%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q3 2025
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(1,061) and $(44) for the three months ended September 30, 2025 and 2024, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q3 2025
Capital expenditures, tenant improvement costs and leasing commissions
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	30-Sep-25	30-Jun-25
Maintenance capital expenditures	$25,996	$32,934
Planned capital expenditures associated with acquisition properties	5,020	5,977
Repositioning capital expenditures	10,084	13,150
Hotel improvements, equipment upgrades and replacements	1,181	859
Subtotal	42,281	52,920
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	349	703
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	116	(85)
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	3,004	3,426
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	2	23
BXP’s Share of Capital Expenditures [1]	$39,740	$50,089

2nd GENERATION TENANT IMPROVEMENTS AND LEASING COMMISSIONS 2

	Three Months Ended
	30-Sep-25	30-Jun-25
Square feet	957,858	852,284
Tenant improvements and lease commissions PSF	$77.47	$85.84

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of unconsolidated joint ventures.

Q3 2025
Acquisitions and dispositions
For the period from January 1, 2025 through September 30, 2025
(dollars in thousands)

ACQUISITIONS

				BXP’s Share of Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
290 Coles Street (670 Units) (19.46% ownership) [1]	Jersey City, NJ	March 5, 2025	560,000	$20,000	$68,700	$88,700	N/A
343 Madison Avenue [2]	New York, NY	August 27, 2025	930,000	43,532	843,418	886,950	N/A
Total Acquisitions			1,490,000	$63,532	$912,118	$975,650	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	BXP’s Share of Gross Sales Price	BXP’s Share of Net Cash Proceeds	BXP’s Share of Book Gain (Loss) [3]
17 Hartwell Avenue [4]	Lexington, MA	June 27, 2025	30,000	$21,840	$21,840	$18,390
Beach Cities Media Campus (50% ownership)	El Segundo, CA	September 17, 2025	N/A	28,005	26,571	2,236
Total Dispositions			30,000	$49,845	$48,411	$20,626

___________________
1 The Company has agreed to fund up to $65.0 million in preferred equity. The joint venture has also entered into a $225.0 million construction loan, of which the Company’s share is approximately $43.8 million. As of September 30, 2025, $11.9 million of preferred equity has been contributed and no amounts have been drawn under the construction loan.
2 The Company acquired its partner’s 45% ownership interest at cost, resulting in the Company owning 100% of the project. See page 15 for additional details.
3 Excludes approximately $1.9 million of gain related to a sale that occurred in a prior period.
4 The Company entered into a joint venture with a third party to redevelop, own and operate 17 Hartwell Avenue. The Company sold 17 Hartwell Avenue to the joint venture for approximately $21.8 million in cash. The Company also contributed development costs of approximately $5.6 million for its 20% ownership interest. The Company will be the development manager for the project. Upon formation of the joint venture, the Company ceased accounting for the property on a consolidated basis and is accounting for the joint venture entity on an unconsolidated basis using the equity method of accounting, as it does not have a controlling financial or operating interest in the joint venture entity. The Company recognized a gain upon sale of the real estate of approximately $18.4 million within Gain on Sale of Real Estate on the Consolidated Statement of Operations, as the fair value of the real estate exceeded its carrying value.

Q3 2025
Construction in progress
(dollars in thousands)
CONSTRUCTION IN PROGRESS AT SEPTEMBER 30, 2025 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn	Estimated Future Equity Requirement [2]	Percentage		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
			Location							Leased [3]
Office
725 12th Street	Q1 2029	Q4 2030	Washington, DC	320,000	$76,838	$349,600	$—	$—	$272,762	87%		—%	N/A
343 Madison Avenue	Q3 2029	Q2 2031	New York, NY	930,000	183,665	1,971,000	—	—	1,787,335	—%		—%	N/A
Total Office Properties under Construction				1,250,000	260,503	2,320,600	—	—	2,060,097	22%		—%	N/A

Lab/Life Sciences
290 Binney Street (55% ownership) [6]	Q2 2026	Q2 2026	Cambridge, MA	573,000	335,288	508,000	—	—	172,712	100%		—%	N/A
651 Gateway (50% ownership) [7]	Q1 2024	Q3 2027	South San Francisco, CA	327,000	134,783	167,100	—	—	32,317	21%		27%	$51
Total Lab/Life Sciences Properties under Construction				900,000	470,071	675,100	—	—	205,029	71%		10%	51

Residential
17 Hartwell Avenue (312 units) (20% ownership)	Q2 2027	Q2 2028	Lexington, MA	288,000	8,460	35,900	19,747	—	7,693	—%		—%	N/A
17 Hartwell Avenue - Retail				2,100	—	—	—	—	—	—%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	492,000	221,830	597,800	—	—	375,970	—%		—%	N/A
290 Coles Street (670 units) (19.46% ownership) [8]	Q2 2028	Q3 2029	Jersey City, NJ	547,000	20,503	88,700	56,400	—	11,797	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Total Residential Properties under Construction				1,342,100	250,793	722,400	76,147	—	395,460	—%		—%	N/A
Retail
Reston Next Retail	Q1 2026	Q4 2026	Reston, VA	30,000	26,823	31,600	—	—	4,777	70%		—%	(13)
Total Retail Property under Construction				30,000	26,823	31,600	—	—	4,777	70%		—%	(13)
Total Properties Under Construction				3,522,100	$1,008,190	$3,749,700	$76,147	$—	$2,665,363	43%	[9]	3%	$38
PROJECTS FULLY PLACED IN-SERVICE DURING 2025

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 9/30/2025	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
1050 Winter Street	Q2 2025	Q3 2025	Waltham, MA	162,274	$8,273	$38,700	$—	$—	$30,427	100%	$583
Reston Next Office Phase II	Q1 2025	Q1 2027	Reston, VA	86,629	51,193	61,000	—	—	9,807	92%	(166)
360 Park Avenue South (71% ownership)	Q4 2024	Q4 2026	New York, NY	448,112	385,755	418,300	156,470	156,470	32,545	38%	(409)
Total Projects Fully Placed In-Service				697,015	$445,221	$518,000	$156,470	$156,470	$72,779	59%	$8

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of October 24, 2025, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.

Q3 2025
Construction in progress (continued)
5Amounts represent Net Operating Income (Loss) for the three months ended September 30, 2025. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $116.0 million for the vault as of September 30, 2025.
7On January 1, 2025, in accordance with the Company’s accounting policy, the Company ceased interest capitalization of its equity method investment. As of September 30, 2025, the joint venture partner, which is also the managing partner, classifies the project as under construction. As such, the Company continues to reflect the project as under construction.
8On March 5, 2025 we acquired a 19.46% interest in 290 Coles Street. The budget represents the Company’s 19.46% ownership of the project budget and financings which includes the Company’s share of preferred equity. The Company has contributed $20.0 million of common equity at closing. In addition, the Company has committed to provide up to $65.0 million in preferred equity accruing at a 13% internal rate of return. As of September 30, 2025, $11.9 million of preferred equity has been contributed.
9 Total percentage leased excludes Residential.

Q3 2025
Land parcels and purchase options
as of September 30, 2025

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
Office
San Jose, CA	2,830,000
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
Reston, VA	1,278,000
San Jose, CA (55% ownership)	1,088,000
Waltham, MA	899,000
San Francisco, CA	850,000
Santa Clara, CA	632,000
Springfield, VA	576,000
South San Francisco, CA (50% ownership)	451,000
Lexington, MA	420,000
Dulles, VA	150,000
Rockville, MD	150,000
Boston, MA	25,000
Total Office	13,072,000

Residential
Reston, VA	1,193,000
Rockville, MD	894,000
Herndon, VA (50% ownership)	611,000
Weston, MA	600,000
Washington, DC (50% ownership)	520,000
Total Residential	3,818,000

Total Owned Land Parcels	16,890,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Office
Waltham, MA 3	1,200,000
Boston, MA	668,000
Cambridge, MA	573,000
Total Office	2,441,000

Residential
Boston, MA	632,000
Total Residential	632,000

Total Land Purchase Options	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the nine months ended September 30, 2025, approximately 647,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment. There can be no assurance that the Company will develop or redevelop these land parcels and properties for office, residential or other uses, if at all. Actual uses may differ from those shown depending on, among other things, the outcome of the permitting and/or entitlement processes for each land parcel/property.
2Represents 100% of consolidated and unconsolidated projects.
3The Company expects to be a 50% partner in the future development of these sites.

Q3 2025
Leasing activity
for the three months ended September 30, 2025

ALL IN-SERVICE PROPERTIES

Net (increase)/decrease in available space (SF)	Total
Vacant space available at the beginning of the period	6,559,755
Less:
Property dispositions/properties taken out of service [1]	23,633
Add:
Properties placed (and partially placed) in-service [2]	535,011
Leases expiring or terminated during the period	977,209
Total space available for lease	8,048,342

1st generation leases	198,797
2nd generation leases with new clients	688,867
2nd generation lease renewals	268,991
Total leases commenced during the period	1,156,655

Vacant space available for lease at the end of the period	6,891,687
Net (increase)/decrease in available space	(331,932)

2nd generation leasing information: [3]
Leases commencing during the period (SF)	957,858
Weighted average lease term (months)	96
Weighted average free rent period (days)	215
Total transaction costs per square foot [4]	$77.47
Increase (decrease) in gross rents [5]	(4.48)%
Increase (decrease) in net rents [6]	(7.13)%

	All leases commencing occupancy (SF)			Incr (decr) in 2nd generation cash rents		Total square feet of leases executed in the quarter [8]
	1st generation	2nd generation	total [7]	gross [5,7]	net [6,7]
Boston	113,924	368,708	482,632	2.18%	3.19%	397,854
Los Angeles	—	10,709	10,709	(29.10)%	(41.02)%	4,705
New York	23,038	215,801	238,839	4.52%	8.11%	794,741
San Francisco	—	176,055	176,055	(19.02)%	(24.57)%	133,551
Seattle	—	36,329	36,329	—%	—%	54,100
Washington, DC	61,835	150,256	212,091	(8.03)%	(11.78)%	139,247
Total / Weighted Average	198,797	957,858	1,156,655	(4.48)%	(7.13)%	1,524,198

_____________
1Total square feet of properties taken out of service in Q3 2025 consists of 23,633 at 200 Clarendon Street Retail.
2 Total square feet of properties placed in service in Q3 2025 consists of 345,570 at 360 Park Avenue South, 106,670 at 1050 Winter Street and 82,771 at Reston Next Office Phase II.
3 2nd generation leases are defined as leases for space that has previously been leased. Of the 957,858 square feet of 2nd generation leases that commenced in Q3 2025, leases for 625,288 square feet were signed in prior periods.
4 Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
5 Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 528,334 square feet of 2nd generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
6 Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 528,334 square feet of 2nd generation leases that had been occupied within the prior 12 months; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
7 Represents leases for which rental revenue recognition commenced in accordance with GAAP during the quarter.
8 Represents leases executed in the quarter for which the Company either (1) commenced rental revenue recognition in such quarter or (2) will commence rental revenue recognition in subsequent quarters, in accordance with GAAP, and includes leases at properties currently under development. The total square feet of leases executed in the current quarter for which the Company recognized rental revenue in the current quarter is 332,570.

Q3 2025
Portfolio overview
for the three months ended September 30, 2025
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2, 3

	Office	Retail	Residential	Hotel	Total
Boston	14,661,416	1,120,176	550,114	330,000	16,661,706
Los Angeles	2,183,712	123,534	—	—	2,307,246
New York	12,540,900	488,017	—	—	13,028,917
San Francisco	7,239,141	349,648	318,171	—	7,906,960
Seattle	1,503,381	13,171	—	—	1,516,552
Washington, DC	8,123,872	635,566	910,277	—	9,669,715
Total	46,252,422	2,730,112	1,778,562	330,000	51,091,096
% of Total	90.53%	5.34%	3.48%	0.65%	100.00%

Rentable square footage of in-service properties, excluding hotel and residential properties 1, 3

Total
Rentable square feet of in-service properties [2]	51,091,096
Less:
Rentable square feet from residential and hotel properties [2]	2,174,332
Partners’ share of rentable square feet from unconsolidated joint venture properties, excluding residential properties [4]	3,975,899
Partners’ share of rentable square feet from consolidated joint venture properties [5]	3,117,910
BXP’s Share of rentable square feet, excluding residential and hotel properties [1]	41,822,955

Rental revenue of in-service properties by unit type 1, 3

	Office	Retail	Residential	Hotel [6]	Total
Consolidated	$768,404	$64,737	$12,171	$13,060	$858,372
Less:
Partners’ share from consolidated joint ventures [7]	78,126	10,055	—	—	88,181
Add:
BXP’s share from unconsolidated joint ventures [8]	49,655	2,535	3,617	—	55,807
BXP’s Share of Rental revenue [1]	$739,933	$57,217	$15,788	$13,060	$825,998
% of Total	89.58%	6.93%	1.91%	1.58%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 9

	CBD	Suburban	Total
Boston	33.16%	4.85%	38.01%
Los Angeles	4.65%	—%	4.65%
New York	21.81%	1.57%	23.38%
San Francisco	14.25%	1.86%	16.11%
Seattle	2.52%	—%	2.52%
Washington, DC	15.18%	0.15%	15.33%
Total	91.57%	8.43%	100.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties.
3For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
4Represents the partners’ share of the rentable square feet from unconsolidated joint venture properties (calculated based upon the partners’ percentage ownership interest).
5Represents the partners’ share of the rentable square feet from consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
6Excludes approximately $102 of revenue from retail clients that is included in Retail.
7See page 63 for additional information.
8See page 65 for additional information.
9BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income (loss) attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q3 2025
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	30-Sep-25	30-Jun-25	30-Sep-25	30-Jun-25
Rental Revenue [2]	$12,845	$12,532	$13,162	$14,773
Less: Operating expenses and real estate taxes	6,095	6,578	9,628	9,365
Net Operating Income (NOI) [2]	6,750	5,954	3,534	5,408
Add: BXP’s share of NOI from unconsolidated joint ventures	2,211	2,148	N/A	N/A
BXP’s Share of NOI [2]	$8,961	$8,102	$3,534	$5,408

Rental Revenue [2]	$12,845	$12,532	$13,162	$14,773
Less: Straight line rent and fair value lease revenue	139	142	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	149	149	—	—
Subtotal	12,855	12,539	13,164	14,775
Less: Operating expenses and real estate taxes	6,095	6,578	9,628	9,365
NOI - cash basis [2]	6,760	5,961	3,536	5,410
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	2,211	2,148	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$8,971	$8,109	$3,536	$5,410

RESIDENTIAL RENTAL RATES AND OCCUPANCY 2, 3 - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		30-Sep-25	30-Sep-24
Boston	806
Average Monthly Rental Rate		$4,091	$4,000	2.28%
Average Rental Rate Per Occupied Square Foot		$5.97	$5.85	2.05%
Average Physical Occupancy		94.62%	95.37%	(0.79)%
Average Economic Occupancy		94.57%	95.39%	(0.86)%
San Francisco	402
Average Monthly Rental Rate		$3,004	$2,968	1.21%
Average Rental Rate Per Occupied Square Foot		$3.80	$3.76	1.06%
Average Physical Occupancy		90.88%	89.88%	1.11%
Average Economic Occupancy		89.02%	87.49%	1.75%
Washington, DC [4]	1,016
Average Monthly Rental Rate		$2,869	$2,869	—%
Average Rental Rate Per Occupied Square Foot		$3.23	$2.95	9.49%
Average Physical Occupancy		91.57%	96.00%	(4.61)%
Average Economic Occupancy		89.11%	95.89%	(7.07)%
Total residential units	2,224
HOTEL RENTAL RATES AND OCCUPANCY 3 - Year-over-Year

	Hotel Rooms	Three Months Ended		Percent Change
		30-Sep-25	30-Sep-24
Boston Marriott Cambridge	437
Average Occupancy		82.80%	82.70%	0.12%
Average Daily Rate		$328.68	$356.44	(7.79)%
Revenue Per Available Room		$272.00	$294.86	(7.75)%
_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space.
4For the three months ended September 30, 2025, rental rates and occupancy information includes Skymark, which was completed and fully placed in-service on December 13, 2024 and is in its initial lease-up period with expected stabilization in the second quarter of 2026. As of October 24, 2025, the physical occupancy of Skymark was approximately 94.69%.

Q3 2025
In-service property listing

as of September 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,700,914	99.6%	99.6%	$88.62
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,274,213	94.8%	97.8%	73.56
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,943	91.9%	98.3%	77.44
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	81.19
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	100.0%	100.0%	88.25
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	100.0%	100.0%	75.65
Prudential Center (retail shops) [5]	CBD Boston MA	1	601,333	94.5%	94.8%	94.38
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	100.0%	62.33
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	94.8%	94.8%	65.80
888 Boylston Street - The Prudential Center	CBD Boston MA	1	363,320	100.0%	100.0%	83.84
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.51
Subtotal		11	8,410,490	97.3%	98.7%	$80.49

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$93.42
325 Main Street	East Cambridge MA	1	414,900	91.4%	97.4%	119.26
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	148.82
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	86.33
300 Binney Street (55% ownership) [6,7]	East Cambridge MA	1	239,908	100.0%	100.0%	159.03
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	81.08
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	92.24
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	101.94
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	77.35
250 Binney Street [6]	East Cambridge MA	1	67,362	100.0%	100.0%	92.10
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	61.08
Subtotal		11	2,704,559	97.2%	98.1%	$104.27

Subtotal Boston CBD		22	11,115,049	97.3%	98.6%	$86.32

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
The Lofts at Atlantic Wharf (86 units)	CBD Boston MA	1	87,096
Proto Kendall Square (280 units)	East Cambridge MA	1	166,717
Subtotal		3	574,257

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$78.25
Santa Monica Business Park	West Los Angeles CA	14	1,104,174	83.8%	83.8%	73.18
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	73,006	86.8%	86.8%	80.09
Subtotal		27	2,307,246	86.7%	87.1%	$75.97

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	93.7%	98.5%	$170.35
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,682	99.9%	99.9%	100.64
399 Park Avenue	Park Avenue NY	1	1,567,470	100.0%	100.0%	109.69

Q3 2025
In-service property listing (continued)

as of September 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
599 Lexington Avenue	Park Avenue NY	1	1,106,336	87.8%	97.0%	87.43
7 Times Square (formerly Times Square Tower) (55% ownership)	Times Square NY	1	1,238,724	80.2%	84.7%	76.83
250 West 55th Street	Times Square / West Side NY	1	966,976	100.0%	100.0%	102.74
200 Fifth Avenue (26.69% ownership) [4]	Midtown South NY	1	846,506	59.0%	91.0%	98.80
360 Park Avenue South (71.11% ownership) [4,7,8]	Midtown South NY	1	448,112	28.0%	38.3%	100.48
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.7%	42.7%	37.60
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	77.0%	93.4%	123.57
Subtotal		10	10,837,251	84.9%	90.7%	$111.11

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$114.47
Embarcadero Center Four	CBD San Francisco CA	1	945,405	88.3%	94.5%	105.29
Embarcadero Center One	CBD San Francisco CA	1	837,810	71.3%	71.3%	96.59
Embarcadero Center Two	CBD San Francisco CA	1	804,891	71.5%	72.5%	85.39
Embarcadero Center Three	CBD San Francisco CA	1	786,411	75.0%	78.7%	93.08
680 Folsom Street	CBD San Francisco CA	2	522,406	59.2%	59.2%	84.61
535 Mission Street	CBD San Francisco CA	1	303,322	77.2%	86.2%	77.36
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	76.45
Subtotal		9	5,647,007	80.7%	82.9%	$99.95

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,541	84.5%	86.5%	$49.34
Madison Centre	CBD Seattle WA	1	754,011	80.7%	83.6%	60.44
Subtotal		2	1,516,552	82.6%	85.1%	$54.72

WASHINGTON, DC
Office
901 New York Avenue	East End Washington DC	1	508,130	80.5%	80.5%	$69.14
Market Square North (50% ownership) [4]	East End Washington DC	1	417,298	75.3%	75.3%	75.52
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	95.0%	95.0%	82.25
2200 Pennsylvania Avenue	CBD Washington DC	1	459,954	94.8%	98.0%	95.76
1330 Connecticut Avenue	CBD Washington DC	1	252,413	95.5%	95.5%	71.07
Sumner Square	CBD Washington DC	1	208,797	94.0%	94.0%	50.61
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	96.8%	96.8%	86.29
Capital Gallery	Southwest Washington DC	1	176,824	80.8%	92.7%	58.30
Subtotal		8	2,730,165	88.5%	89.8%	$76.68

Reston Next	Reston VA	2	1,063,299	97.5%	99.2%	$62.90
South of Market	Reston VA	3	624,387	100.0%	100.0%	57.19
Fountain Square	Reston VA	2	524,329	94.2%	99.1%	53.64
One Freedom Square	Reston VA	1	427,646	87.8%	87.8%	55.08
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	55.65
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	54.13
One Reston Overlook	Reston VA	1	319,519	100.0%	100.0%	50.80
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	74.81
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	69.25
Fountain Square Retail [5]	Reston VA	1	196,421	90.4%	91.2%	59.39

Q3 2025
In-service property listing (continued)

as of September 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Two Reston Overlook	Reston VA	1	134,615	100.0%		100.0%		56.54
Reston Next Office Phase II [7,8]	Reston VA	1	86,629	4.5%		92.2%		57.20
Avant Retail [5]	Reston VA	1	26,179	100.0%		100.0%		67.23
Subtotal		18	4,728,485	94.7%		97.3%		$59.04

7750 Wisconsin Avenue (50% ownership) [4]	Bethesda/Chevy Chase MD	1	735,573	100.0%		100.0%		$38.99
Wisconsin Place Office	Montgomery County MD	1	295,845	59.9%		59.9%		53.06
Subtotal		2	1,031,418	88.5%		88.5%		$42.13

Subtotal Washington, DC CBD		28	8,490,068	91.9%		93.8%		$62.49

Residential
Signature at Reston (508 units)	Reston VA	1	517,783
Skymark (508 units) (20% ownership) [4,7]	Reston VA	1	417,036
Subtotal		2	934,819

	CBD Total	105	42,087,505	89.3%	9	92.0%	9	$87.55	9

	BXP’s Share of CBD			90.0%	9	92.3%	9
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center [10]	Route 128 Mass Turnpike MA	3	710,064	56.2%		57.7%		$38.70
140 Kendrick Street	Route 128 Mass Turnpike MA	3	409,197	77.2%		81.7%		60.59
Weston Corporate Center	Route 128 Mass Turnpike MA	1	357,579	12.5%		12.5%		48.08
180 CityPoint [6,7]	Route 128 Mass Turnpike MA	1	329,195	43.2%		78.3%		102.94
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	73.0%		73.0%		45.22
230 CityPoint	Route 128 Mass Turnpike MA	1	296,720	97.7%		97.7%		49.53
200 West Street [6]	Route 128 Mass Turnpike MA	1	273,361	86.1%		86.1%		91.72
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,614	100.0%		100.0%		100.00
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	97.1%		98.6%		60.69
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		62.02
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	90.2%		90.2%		56.43
890 Winter Street	Route 128 Mass Turnpike MA	1	180,155	93.1%		93.1%		45.71
Reservoir Place [11]	Route 128 Mass Turnpike MA	1	164,993	35.0%		35.0%		46.23
153 & 211 Second Avenue [12]	Route 128 Mass Turnpike MA	2	154,093	84.2%		84.2%		52.45
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		58.99
103 CityPoint [6,7]	Route 128 Mass Turnpike MA	1	112,841	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		52.86
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		63.48
33 Hayden Avenue [6]	Route 128 Northwest MA	1	80,872	100.0%		100.0%		80.03
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		27.50
100 Hayden Avenue [6]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		66.22
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		46.83
Subtotal		27	4,638,140	71.6%		74.8%		$60.82

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	72.4%		74.9%		$40.13
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	27.5%		66.3%		44.06
212 Carnegie Center	Princeton NJ	1	148,942	67.8%		72.4%		35.63
214 Carnegie Center	Princeton NJ	1	146,799	62.8%		62.8%		38.57
506 Carnegie Center	Princeton NJ	1	139,050	95.1%		95.1%		40.73

Q3 2025
In-service property listing (continued)

as of September 30, 2025
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		43.84
202 Carnegie Center	Princeton NJ	1	134,068	73.7%		73.7%		40.89
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		42.13
101 Carnegie Center	Princeton NJ	1	122,791	99.5%		100.0%		40.25
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		36.83
502 Carnegie Center	Princeton NJ	1	121,460	94.8%		94.8%		39.47
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		34.78
104 Carnegie Center	Princeton NJ	1	101,969	69.6%		73.4%		38.38
103 Carnegie Center	Princeton NJ	1	96,322	69.1%		69.1%		37.51
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		36.50
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		34.09
Subtotal		17	2,191,666	72.6%		76.2%		$39.38

SAN FRANCISCO
Office
Gateway Commons (50% ownership) [4,13]	South San Francisco CA	5	792,737	72.2%		72.2%		$73.49
751 Gateway (49% ownership) [4,6]	South San Francisco CA	1	230,592	100.0%		100.0%		116.11
Mountain View Research Park [14]	Mountain View CA	16	571,884	59.0%		62.7%		64.32
2440 West El Camino Real	Mountain View CA	1	142,711	57.8%		57.8%		95.39
North First Business Park	San Jose CA	5	191,033	58.4%		58.4%		30.15
Subtotal		28	1,928,957	69.2%		70.3%		$76.29

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	156,540	50.7%		67.8%		$38.59
Kingstowne Retail [5]	Springfield VA	1	88,288	100.0%		100.0%		31.36
Subtotal		2	244,828	68.5%		79.4%		$34.78

	Suburban Total	74	9,003,591	71.2%		74.3%		$58.06

	BXP’s Share of Suburban			70.6%		73.8%

Total In-Service Properties:		179	51,091,096	86.0%	9	88.8%	9	$83.04	9

BXP’s Share of Total In-Service Properties: [3]				86.1%	9	88.6%	9

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Classified as a laboratory/life sciences property.
7Not included in the Same Property analysis.
8Property was fully placed in service during the third quarter of 2025.
9Excludes hotel and residential properties. For additional detail, see page 20.
10 Bay Colony Corporate Center includes 1050 Winter Street, an approximately 162,274 net rentable square feet redevelopment that was fully placed in-                                                                                                                          service during the third quarter of 2025. 1050 Winter Street is not included in the Same Property analysis.
11 During the first quarter of 2025, approximately 361,000 net rentable square feet was taken out of service to be held for future redevelopment.
12 211 Second Avenue is classified as a laboratory/life sciences property.
13 Includes 681 Gateway, which is a laboratory/life sciences property.
14 Includes 453 Ravendale Drive.

Q3 2025
Top 20 clients listing and portfolio client diversification
as of September 30, 2025
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.34%	6.5
2	Google	2.88%	11.6
3	Akamai Technologies	2.15%	9.1
4	Kirkland & Ellis	1.81%	11.9
5	Biogen	1.78%	2.6
6	Snap	1.61%	8.3
7	Fannie Mae	1.52%	11.9
8	Millennium Management	1.43%	10.5
9	Ropes & Gray	1.35%	12.3
10	Weil Gotshal & Manges	1.22%	8.7
11	Wellington Management	1.17%	10.8
12	Microsoft	1.14%	7.9
13	Arnold & Porter Kaye Scholer	1.08%	7.1
14	Allen Overy Shearman Sterling	1.03%	15.9
15	Bain Capital	0.93%	6.3
16	Morrison & Foerster	0.91%	4.9
17	Bank of America	0.85%	10.7
18	C.V. Starr & Co	0.85%	8.6
19	Wilmer Cutler Pickering Hale	0.84%	13.2
20	Leidos	0.84%	7.6
	BXP’s Share of Annualized Rental Obligations	28.73%
	BXP’s Share of Square Feet [1]	21.99%
	Weighted Average Remaining Lease Term (years)		9.2

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
McDermott Will & Schulte	725 12th Street, NW	152,000
Cooley	725 12th Street, NW	126,000

CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future. The number of square feet is an estimate.

Q3 2025
Occupancy by location
as of September 30, 2025

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	30-Sep-25	30-Jun-25	30-Sep-25	30-Jun-25	30-Sep-25	30-Jun-25
Boston	97.3%	97.0%	71.6%	71.6%	89.7%	89.7%
Los Angeles	86.7%	86.3%	—%	—%	86.7%	86.3%
New York	84.9%	87.2%	72.6%	71.0%	82.8%	84.4%
San Francisco	80.7%	81.8%	69.2%	69.6%	77.8%	78.7%
Seattle	82.6%	84.6%	—%	—%	82.6%	84.6%
Washington, DC	91.9%	91.1%	68.5%	68.4%	91.3%	90.5%
Total Portfolio	89.3%	89.9%	71.2%	70.9%	86.0%	86.4%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	30-Sep-25	30-Sep-24	30-Sep-25	30-Sep-24	30-Sep-25	30-Sep-24
Boston	97.2%	95.7%	74.8%	82.0%	91.2%	92.0%
Los Angeles	86.7%	84.9%	—%	—%	86.7%	84.9%
New York	87.3%	88.9%	72.6%	67.3%	84.8%	85.1%
San Francisco	80.7%	84.2%	69.2%	71.2%	77.8%	80.9%
Seattle	82.6%	80.2%	—%	—%	82.6%	80.2%
Washington, DC	92.8%	91.2%	68.5%	82.6%	92.2%	90.9%
Total Portfolio	90.1%	90.0%	72.7%	75.7%	87.0%	87.5%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2025
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,299,119
Unsecured Line of Credit	—
Unsecured Term Loans	800,000
Unsecured Commercial Paper	750,000
Unsecured Senior Notes, at face value	9,850,000
Unsecured Exchangeable Senior Notes, at face value	1,000,000
Outstanding Principal	16,699,119
Discount on Unsecured Senior Notes	(9,007)
Deferred Financing Costs, Net	(85,416)
Consolidated Debt	$16,604,696
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	$2,300,000
Santa Monica Business Park	October 8, 2028	5.36%	5.24%	200,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
901 New York Avenue	January 5, 2029	5.06%	5.00%	199,119
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,299,119
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Senior Notes	February 1, 2026	3.77%	3.65%	$1,000,000
Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	1,000,000
Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$9,850,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED EXCHANGEABLE SENIOR NOTES 3, 4

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Exchangeable Senior Notes	October 1, 2030	2.50%	2.00%	$1,000,000
				$1,000,000

Q3 2025
Capital structure (continued)
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [5]
Common Stock	158,400	158,400	$11,775,456
Common Operating Partnership Units	18,399	18,399	1,367,782
Total Equity		176,799	$13,143,238

Consolidated Debt (A)			$16,604,696
Add: BXP’s share of unconsolidated joint venture debt [6]			1,372,439
Less: Partners’ share of consolidated debt [7]			1,363,861
BXP’s Share of Debt [8] (B)			$16,613,274

Consolidated Market Capitalization (C)			$29,747,934
BXP’s Share of Market Capitalization [8] (D)			$29,756,512
Consolidated Debt/Consolidated Market Capitalization (A÷C)			55.82%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [8] (B÷D)			55.83%

_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.
3All unsecured senior notes and unsecured exchangeable senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4The GAAP interest rate excludes capped call transactions that are classified as equity. The initial exchange rate of the unsecured exchangeable senior notes is 10.8180 shares of BXP’s common stock per $1,000 principal amount of notes, which represents an initial exchange price of approximately $92.44 per share of BXP’s common stock. In conjunction with the issuance of the unsecured exchangeable senior notes, the Company entered into capped call transactions to cover, subject to customary adjustments, the number of shares of BXP’s common stock initially underlying the unsecured exchangeable senior notes. The capped call transactions are expected generally to reduce the potential dilution to BXP’s common stock upon any exchange of notes and/or offset any cash payments BPLP is required to make in excess of the principal amount of exchanged notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions is initially $105.64 per share, which represents a premium of 40% over the last reported sale price of $75.46 per share of BXP’s common stock on September 24, 2025, and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions will expire upon the maturity of the unsecured exchangeable senior notes, if not earlier exercised or terminated, and the premiums associated with the purchase were classified as equity.
5Values are based on the September 30, 2025 closing price of $74.34 per share of BXP common stock.
6Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
7Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
8See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q3 2025
Debt analysis [1]
as of September 30, 2025
(dollars in thousands)

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at September 30, 2025	Remaining Capacity at September 30, 2025
Unsecured Line of Credit	$2,250,000	$—	$2,250,000
Less:
Unsecured Commercial Paper [2]			750,000
Letters of Credit			5,393
Total Remaining Capacity			$1,494,607

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [3]	September 26, 2026	$100,000	$100,000
Unsecured Term Loan Facility [4]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	74.23%	3.99%	4.11%	4.3
Secured Debt	25.77%	3.80%	3.99%	3.1
Consolidated Debt	100.00%	3.94%	4.07%	4.0

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [2]	8.71%	4.92%	4.98%	1.7
Fixed Rate Debt [3,6]	91.29%	3.85%	3.99%	4.2
Consolidated Debt	100.00%	3.94%	4.07%	4.0

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At September 30, 2025, the weighted average interest rate of the commercial paper notes outstanding was approximately 4.51% per annum and had a weighted-average maturity of 43 days from the date of issuance.
3The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fixes Daily Simple SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed interest rate of 3.6775% per annum for the period commencing on April 7, 2025 and ending on April 6, 2026. The $100.0 million unsecured term loan has two one-year extension options (subject to customary conditions).
4The Unsecured Term Loan Facility has two six-month extension options, each subject to customary conditions.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions, excluding capped calls treated as equity.

Q3 2025
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of September 30, 2025 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	49.3%	46.3%
Secured Debt/Total Assets	Less than 50%	15.8%	14.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.94	2.94
Unencumbered Assets/ Unsecured Debt	Greater than 150%	222.0%	238.4%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q3 2025
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	30-Sep-25	30-Jun-25
Net income (loss) attributable to BXP, Inc.	$(121,712)	$88,977
Add:
Noncontrolling interest - common units of the Operating Partnership	(12,981)	10,064
Noncontrolling interest in property partnerships	17,853	20,100
Net income (loss)	(116,840)	119,141
Add:
Interest expense	164,299	162,783
Depreciation and amortization expense	236,147	223,819
Impairment losses	68,901	—
Less:
Gains on sales of real estate	1,932	18,390
Loss from unconsolidated joint ventures [2]	(148,329)	(3,324)
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	32,054	32,222
EBITDAre [1]	530,958	522,899
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	52,484	52,937
BXP’s Share of EBITDAre [1] (A)	478,474	469,962
Add:
Stock-based compensation expense	4,404	11,612
BXP’s Share of straight-line ground rent expense adjustment [1]	(407)	584
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	4,999	3,482
Less:
BXP’s Share of straight-line rent [1]	23,859	20,535
BXP’s Share of fair value lease revenue [1]	3,019	3,029
BXP’s Share of amortization and accretion related to sales type lease [1]	265	261
Non-cash loss from early extinguishments of debt	—	—
BXP’s Share of EBITDAre – cash [1]	$460,327	$461,815

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,913,896	$1,879,848

Reconciliation of BXP’s Share of Net Debt 1

	30-Sep-25	30-Jun-25
Consolidated debt	$16,604,696	$15,811,005
Less:
Cash and cash equivalents	861,066	446,953
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,743,630	15,364,052
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,372,439	1,386,046
Partners’ share of cash and cash equivalents from consolidated joint ventures	88,172	143,319
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	98,449	115,199
Partners’ share of consolidated joint venture debt [4]	1,363,861	1,363,364
BXP’s share of related party note receivables	30,500	30,500
BXP’s Share of Net Debt [1] (B)	$15,711,431	$15,384,354

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	8.21	8.18
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For the three months ended September 30, 2025, includes a non-cash impairment charge of approximately $145.1 million, see page 37.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended September 30, 2025, see pages 35 and 64.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended September 30, 2025, see pages 33 and 62.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q3 2025
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	30-Sep-25	30-Jun-25
BXP’s Share of interest expense [1]	$172,497	$169,763
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,781	1,808
BXP’s share of fair value interest adjustment [1]	638	1,217
BXP’s Share of amortization of financing costs [1]	4,700	4,665
Adjusted interest expense excluding capitalized interest (A)	165,378	162,073
Add:
BXP’s Share of capitalized interest [1]	14,239	14,016
Adjusted interest expense including capitalized interest (B)	$179,617	$176,089

BXP’s Share of EBITDAre – cash [1,2] (C)	$460,327	$461,815

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.78	2.85
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.56	2.62

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	30-Sep-25	30-Jun-25
BXP’s Share of interest expense [1]	$172,497	$169,763
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,781	1,808
BXP’s Share of fair value interest adjustment [1]	638	1,217
BXP’s Share of amortization of financing costs [1]	4,700	4,665
Add:
BXP’s Share of capitalized interest [1]	14,239	14,016
BXP’s Share of maintenance capital expenditures [1]	23,341	30,211
Hotel improvements, equipment upgrades and replacements	1,181	859
Total Fixed Charges (A)	$204,139	$207,159

BXP’s Share of EBITDAre – cash [1,2] (B)	$460,327	$461,815
Fixed Charge Coverage Ratio (B÷A)	2.25	2.23

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q3 2025
Consolidated joint ventures
d
as of September 30, 2025
(unaudited and in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,166,283		$3,145,343	$6,311,626
Cash and cash equivalents	61,712		141,082	202,794
Other assets	339,543		508,092	847,635
Total assets	$3,567,538		$3,794,517	$7,362,055

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,294,109		$991,541	$3,285,650
Other liabilities	72,808		163,078	235,886
Total liabilities	2,366,917		1,154,619	3,521,536
Equity:
BXP, Inc.	721,855		1,163,767	1,885,622
Noncontrolling interests	478,766		1,476,131	1,954,897	[3]
Total equity	1,200,621		2,639,898	3,840,519
Total liabilities and equity	$3,567,538		$3,794,517	$7,362,055

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$24,685		$63,487	$88,172

Partners’ share of consolidated debt [4]	$917,668	[5]	$446,193	$1,363,861

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
3Amount excludes preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q3 2025
Consolidated joint ventures (continued)
for the three months ended September 30, 2025
(unaudited and in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$81,717	$104,152	$185,869
Straight-line rent	3,256	14,676	17,932
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	84,946	118,828	203,774
Parking and other	—	1,622	1,622
Total rental revenue [3]	84,946	120,450	205,396
Expenses
Operating	35,557	45,983	81,540
Net Operating Income (NOI)	49,389	74,467	123,856

Other income (expense)
Development and management services revenue	—	—	—
Gains from investments in securities	—	8	8
Interest and other income	776	1,816	2,592
Interest expense	(21,395)	(7,693)	(29,088)
Depreciation and amortization expense	(18,366)	(32,298)	(50,664)
General and administrative expense	(67)	(169)	(236)
Total other income (expense)	(39,052)	(38,336)	(77,388)
Net income	$10,337	$36,131	$46,468

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$10,337	$36,131	$46,468
Add: Depreciation and amortization expense	18,366	32,298	50,664
Entity FFO	$28,703	$68,429	$97,132

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$3,008	$14,845	$17,853
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,720	14,895	22,615
Partners’ share FFO [4]	$10,728	$29,740	$40,468

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,329	$21,286	$28,615
Depreciation and amortization expense - BXP’s basis difference	85	405	490
BXP’s share of depreciation and amortization expense	10,561	16,998	27,559
BXP’s share of FFO	$17,975	$38,689	$56,664
_____________
1 Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street. On August 27, 2025, the Company acquired its partner’s 45% ownership interest in 343 Madison Avenue.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2025
Unconsolidated joint ventures [1]

as of September 30, 2025
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway - Podium	50.00%	$55,231	$61,793	April 9, 2031	5.73%	5.94%
100 Causeway Street	50.00%	48,833	168,076	April 9, 2031	5.73%	5.94%
Hub50House	50.00%	33,654	92,042	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	11,849	—	—	—	—%
1265 Main Street	50.00%	3,217	16,391	January 1, 2032	3.77%	3.84%
17 Hartwell Avenue [3]	20.00%	7,398	—	July 10, 2030	N/A	N/A
Los Angeles
Colorado Center	50.00%	69,015	274,835	August 9, 2027	3.56%	3.59%
Beach Cities Media Campus [4]	50.00%	98	—	—	—%	—%
New York
360 Park Avenue South	71.11%	93,988	155,479	December 13, 2027	6.65%	6.96%
Dock 72 [5]	50.00%	(14,326)	99,135	December 18, 2025	5.91%	6.19%
200 Fifth Avenue	26.69%	75,376	154,183	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	110,581	20,000	August 7, 2024	11.86%	11.86%
290 Coles Street - Common Equity [7]	19.46%	19,813	—	March 5, 2029	N/A	N/A
290 Coles Street - Preferred Equity [8]	—%	12,014	—	—	—%	—%
San Francisco
Platform 16	55.00%	58,076	—	—	—%	—%
Gateway Commons [9]	50.00%	125,090	—	—	—%	—%
751 Gateway	49.00%	118,509	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	121	84,070	September 1, 2026	4.82%	6.21%
Washington, DC
7750 Wisconsin Avenue (Marriott International Headquarters)	50.00%	47,363	124,604	February 27, 2035	5.49%	5.54%
1001 6th Street	50.00%	45,772	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	19,855	—	—	—%	—%
Market Square North	50.00%	(23,691)	62,487	November 10, 2025	6.61%	6.78%
Wisconsin Place Parking Facility	33.33%	29,209	—	—	—%	—%
500 North Capitol Street, N.W. [10]	30.00%	(12,435)	31,399	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	14,702	27,945	May 13, 2026	6.28%	6.60%
		949,312
Investments with deficit balances reflected within Other Liabilities		50,452
Investments in Unconsolidated Joint Ventures		$999,764
Mortgage/Construction Loans Payable, Net			$1,372,439

2025 [6]	2026	2027	2028	2029	2030	Thereafter

Q3 2025
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	32.72%	6.55%	7.01%	1.0
Fixed Rate Debt [11]	67.28%	4.69%	4.99%	6.0
Total Debt	100.00%	5.30%	5.65%	4.3

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3No amounts have been drawn under the $98.7 million construction facility.
4On September 17, 2025, the joint venture completed the sale of Beach Cities Media Campus, a land parcel located in El Segundo, California. For further information, see page 14.
5On October 8, 2025, the joint venture repaid the construction loan.
6The Company has provided $80.0 million of mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets. As of September 30, 2025, the loan was in a maturity default and had an outstanding balance, including accrued and unpaid interest, and default interest, of approximately $130.7 million. On October 17, 2025, the joint venture refinanced the loan. The new loan consists of (1) a senior loan with a third-party lender with a principal amount of $108.0 million that bears interest at a variable rate equal to Term SOFR plus 5.25% per annum and (2) a mezzanine loan provided by the Company with a maximum commitment of $50.0 million that bears interest at a variable rate equal to Term SOFR plus 7.25% per annum. As of closing, the Company has funded approximately $17.6 million of the mezzanine loan.
7No amounts have been drawn under the $225.0 million construction facility.
8The Company will fund the first $65.0 million of required capital through its preferred equity investment. The Company’s preferred equity investment will earn and accrue a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
9Includes a non-cash impairment charge related to the Company’s investment in this unconsolidated joint venture, see page 37.
10The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A) which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B) which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.
11Includes The Hub on Causeway - Podium and 100 Causeway Street loans which were refinanced at fixed rates on September 30, 2025.

Q3 2025
Unconsolidated joint ventures (continued)
for the three months ended September 30, 2025
(unaudited and in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$27,278	$20,367		$16,354		$17,803		$8,537	$24,461	$114,800
Straight-line rent	590	(1,428)		3,922		(172)		684	(123)	3,473
Fair value lease revenue	—	—		1,300		—		1,293	—	2,593
Termination income	—	—		—		282		—	—	282
Amortization and accretion related to sales-type lease	57	—		—		—		—	—	57
Total lease revenue	27,925	18,939		21,576		17,913		10,514	24,338	121,205
Parking and other	43	1,967		49		221		592	818	3,690
Total rental revenue [3]	27,968	20,906		21,625		18,134		11,106	25,156	124,895
Expenses
Operating	10,164	7,944		15,965		9,597		3,551	9,232	56,453
Net operating income	17,804	12,962		5,660		8,537		7,555	15,924	68,442

Other income (expense)
Development and management services revenue	—	—		417		—		—	—	417
Interest and other income (loss)	535	1,166		820		11		147	199	2,878
Interest expense	(10,562)	(5,052)		(17,385)		—		(4,159)	(10,044)	(47,202)
Unrealized gain/loss on derivative instruments	—	—		(1,403)	[4]	—		—	—	(1,403)
Transaction costs	(27)	—		—		—		(28)	53	(2)
Depreciation and amortization expense	(8,470)	(5,330)		(10,465)		(10,076)		(5,213)	(5,855)	(45,409)
General and administrative expense	(1)	5		(111)		(4)		(14)	—	(125)
Gain on sale of real estate	—	4,762		—		—		—	—	4,762
Total other income (expense)	(18,525)	(4,449)		(28,127)		(10,069)		(9,267)	(15,647)	(86,084)
Net income (loss)	$(721)	$8,513		$(22,467)		$(1,532)		$(1,712)	$277	$(17,642)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$(361)	$4,257		$(9,863)		$(867)		$(575)	$796	$(6,613)
Basis differential
Straight-line rent	$—	$91	[5]	$101	[5]	$—		$—	$—	$192
Fair value lease revenue	—	305	[5]	15	[5]	—		—	—	320
Fair value interest adjustment	—	—		(499)		—		—	—	(499)
Amortization of financing costs	—	—		111		—		—	—	111
Unrealized gain/loss on derivative instruments	—	—		374	[4]	—		—	—	374
Depreciation and amortization expense	(6)	520	[5]	591	[5]	1,301	[5]	772	(114)	3,064
Gain on sale of real estate	—	(145)		—		—		—	—	(145)
Impairment loss on investment [6]	—	—		—		(145,133)		—	—	(145,133)
Total basis differential [7]	(6)	771	[5]	693	[5]	(143,832)	[5]	772	(114)	(141,716)
Income (loss) from unconsolidated joint ventures	(367)	5,028		(9,170)		(144,699)		197	682	(148,329)
Add:
BXP’s share of depreciation and amortization expense	4,237	2,144	[5]	3,929	[5]	3,714	[5]	983	2,265	17,272
Impairment loss on investment [6]	—	—		—		145,133		—	—	145,133
Less:
BXP’s share of gain on sale of real estate [8]	—	2,236		—		—		—	—	2,236
BXP’s share of FFO	$3,870	$4,936		$(5,241)		$4,148		$1,180	$2,947	$11,840
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The previous owner of 200 Fifth Avenue had not elected hedge accounting. Upon the Company acquiring an ownership interest in the property, it elected hedge accounting and any changes in value is recognized as a basis differential to the Company.
5 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
7 Represents adjustments related to the carrying values and depreciation of certain of the Company’s investment in unconsolidated joint ventures.
8 For additional information, see page 14.

Q3 2025
Lease expirations - All in-service properties[1,2,3]

as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	295,798	243,386	18,608,901	76.46	18,610,804	76.47	0.61%
2026	1,594,543	1,403,577	105,655,990	75.28	108,176,242	77.07	3.50%
2027	1,941,938	1,833,589	135,239,999	73.76	138,914,602	75.76	4.58%
2028	2,935,186	2,301,497	201,152,905	87.40	212,013,765	92.12	5.74%
2029	3,696,659	3,063,138	231,359,395	75.53	245,352,899	80.10	7.65%
2030	2,661,373	2,530,429	198,001,505	78.25	211,745,308	83.68	6.32%
2031	2,638,440	2,432,521	212,291,568	87.27	228,564,324	93.96	6.07%
2032	2,752,315	2,470,842	188,994,198	76.49	222,421,936	90.02	6.17%
2033	3,060,150	2,884,737	236,834,208	82.10	273,747,789	94.90	7.20%
2034	3,377,266	2,834,605	262,776,836	92.70	294,342,377	103.84	7.08%
Thereafter	14,383,289	11,567,947	938,229,969	81.11	1,139,127,134	98.47	28.88%

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	13,181	13,181	1,112,191	84.38	1,112,191	84.38	0.54%
2026	98,762	84,415	14,436,343	171.02	14,470,352	171.42	3.46%
2027	129,868	115,779	12,258,229	105.88	12,391,124	107.02	4.75%
2028	93,498	91,721	9,574,304	104.39	9,834,055	107.22	3.76%
2029	177,656	172,331	18,113,074	105.11	18,941,575	109.91	7.07%
2030	171,340	135,365	12,555,309	92.75	13,359,970	98.70	5.56%
2031	117,545	103,368	11,524,809	111.49	12,527,392	121.19	4.24%
2032	99,134	97,425	7,356,661	75.51	8,428,775	86.52	4.00%
2033	464,245	430,842	31,701,912	73.58	52,372,169	121.56	17.68%
2034	361,438	264,966	34,914,121	131.77	40,494,643	152.83	10.87%
Thereafter	515,820	425,727	48,283,861	113.42	46,350,940	108.87	17.47%

IN-SERVICE PROPERTIES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2025	308,979	256,567	19,721,092	76.87	19,722,995	76.87	0.60%
2026	1,693,305	1,487,992	120,092,333	80.71	122,646,594	82.42	3.50%
2027	2,071,806	1,949,368	147,498,228	75.66	151,305,726	77.62	4.59%
2028	3,028,684	2,393,218	210,727,209	88.05	221,847,820	92.70	5.63%
2029	3,874,315	3,235,469	249,472,469	77.11	264,294,474	81.69	7.61%
2030	2,832,713	2,665,794	210,556,814	78.98	225,105,278	84.44	6.27%
2031	2,755,985	2,535,889	223,816,377	88.26	241,091,716	95.07	5.97%
2032	2,851,449	2,568,267	196,350,859	76.45	230,850,711	89.89	6.04%
2033	3,524,395	3,315,579	268,536,120	80.99	326,119,958	98.36	7.80%
2034	3,738,704	3,099,571	297,690,957	96.04	334,837,020	108.03	7.29%
Thereafter	14,899,109	11,993,674	986,513,830	82.25	1,185,478,074	98.84	28.22%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	42,596	42,596	2,060,573	48.37	2,060,573	48.37
2026	382,431	331,659	22,913,895	69.09	23,213,404	69.99
2027	475,106	466,246	34,350,986	73.68	35,107,291	75.30
2028	886,507	861,278	83,027,254	96.40	87,818,498	101.96
2029	1,186,291	1,052,805	72,742,468	69.09	77,365,594	73.49
2030	1,291,831	1,275,952	91,885,973	72.01	97,276,853	76.24
2031	676,899	609,006	41,536,822	68.20	44,863,127	73.67
2032	1,019,296	1,019,296	80,028,426	78.51	98,043,321	96.19
2033	650,249	624,826	51,447,039	82.34	59,310,730	94.92
2034	1,427,022	1,278,225	110,993,081	86.83	124,685,920	97.55
Thereafter	4,879,901	3,948,359	326,616,353	82.72	410,438,113	103.95

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	3,774	3,774	620,191	164.33	620,191	164.33
2026	29,065	28,750	3,337,044	116.07	3,353,731	116.65
2027	54,187	47,873	8,216,445	171.63	8,288,448	173.14
2028	38,825	38,825	5,765,396	148.50	5,892,852	151.78
2029	76,098	75,423	10,032,875	133.02	10,286,533	136.38
2030	98,923	62,948	6,355,829	100.97	6,586,569	104.64
2031	14,668	14,668	1,196,760	81.59	1,292,196	88.10
2032	57,916	57,325	4,366,643	76.17	4,988,975	87.03
2033	287,788	254,385	21,337,445	83.88	41,404,589	162.76
2034	164,155	131,856	10,960,882	83.13	12,040,392	91.32
Thereafter	187,499	176,988	14,723,551	83.19	16,419,533	92.77

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	46,370	46,370	2,680,764	57.81	2,680,764	57.81
2026	411,496	360,409	26,250,939	72.84	26,567,135	73.71
2027	529,293	514,119	42,567,431	82.80	43,395,739	84.41
2028	925,332	900,103	88,792,650	98.65	93,711,350	104.11
2029	1,262,389	1,128,228	82,775,343	73.37	87,652,127	77.69
2030	1,390,754	1,338,900	98,241,802	73.38	103,863,422	77.57
2031	691,567	623,674	42,733,582	68.52	46,155,323	74.01
2032	1,077,212	1,076,621	84,395,069	78.39	103,032,296	95.70
2033	938,037	879,211	72,784,484	82.78	100,715,319	114.55
2034	1,591,177	1,410,081	121,953,963	86.49	136,726,312	96.96
Thereafter	5,067,400	4,125,347	341,339,904	82.74	426,857,646	103.47
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	42,596	42,596	2,060,573	48.37	2,060,573	48.37
Total 2025	42,596	42,596	2,060,573	48.37	2,060,573	48.37

Q1 2026	92,806	87,407	5,743,209	65.71	5,743,209	65.71
Q2 2026	71,316	45,106	2,957,267	65.56	3,159,837	70.05
Q3 2026	87,899	75,233	5,248,340	69.76	5,248,341	69.76
Q4 2026	130,410	123,914	8,965,080	72.35	9,062,018	73.13
Total 2026	382,431	331,659	22,913,895	69.09	23,213,404	69.99

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	3,774	3,774	620,191	164.33	620,191	164.33
Total 2025	3,774	3,774	620,191	164.33	620,191	164.33

Q1 2026	7,384	7,384	731,635	99.08	731,635	99.08
Q2 2026	18,831	18,516	1,797,905	97.10	1,797,905	97.10
Q3 2026	959	959	15,000	15.64	15,000	15.64
Q4 2026	1,891	1,891	792,504	419.09	809,191	427.92
Total 2026	29,065	28,750	3,337,044	116.07	3,353,731	116.65

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	46,370	46,370	2,680,764	57.81	2,680,764	57.81
Total 2025	46,370	46,370	2,680,764	57.81	2,680,764	57.81

Q1 2026	100,190	94,791	6,474,844	68.31	6,474,844	68.31
Q2 2026	90,147	63,622	4,755,172	74.74	4,957,742	77.92
Q3 2026	88,858	76,192	5,263,340	69.08	5,263,341	69.08
Q4 2026	132,301	125,805	9,757,584	77.56	9,871,209	78.46
Total 2026	411,496	360,409	26,250,939	72.84	26,567,135	73.71
`
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	766	766	51,290	66.96	51,290	66.96
2026	166,991	166,991	11,526,583	69.03	11,533,311	69.07
2027	7,367	7,367	305,388	41.45	316,294	42.93
2028	299,852	202,055	15,784,916	78.12	17,135,800	84.81
2029	417,056	242,100	17,519,838	72.37	19,514,626	80.61
2030	54,433	54,433	3,327,633	61.13	3,873,202	71.16
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,876,902	85.18	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	3,739	3,739	236,697	63.30	299,537	80.11
Thereafter	494,641	494,641	38,649,280	78.14	45,954,721	92.91

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,313,480	60.69	2,504,232	65.70
2030	11,364	11,364	1,333,803	117.37	1,445,678	127.22
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,448	24.85	248,448	24.85
Thereafter	13,870	13,870	1,308,795	94.36	1,420,420	102.41

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	766	766	51,290	66.96	51,290	66.96
2026	186,179	176,585	11,662,183	66.04	11,668,911	66.08
2027	7,367	7,367	305,388	41.45	316,294	42.93
2028	299,852	202,055	15,784,916	78.12	17,135,800	84.81
2029	455,174	280,218	19,833,318	70.78	22,018,858	78.58
2030	65,797	65,797	4,661,436	70.85	5,318,880	80.84
2031	7,752	7,752	540,350	69.70	638,831	82.41
2032	246,667	127,701	10,876,902	85.17	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.40	11,108,262	118.87
2034	23,732	13,736	485,145	35.32	547,985	39.89
Thereafter	508,511	508,511	39,958,075	78.58	47,375,141	93.16
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	766	766	51,290	66.96	51,290	66.96
Total 2025	766	766	51,290	66.96	51,290	66.96

Q1 2026	160,397	160,397	11,215,534	69.92	11,215,534	69.92
Q2 2026	3,708	3,708	129,389	34.89	132,362	35.70
Q3 2026	—	—	—	—	—	—
Q4 2026	2,886	2,886	181,660	62.95	185,416	64.25
Total 2026	166,991	166,991	11,526,583	69.03	11,533,311	69.07

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	766	766	51,290	66.96	51,290	66.96
Total 2025	766	766	51,290	66.96	51,290	66.96

Q1 2026	160,397	160,397	11,215,534	69.92	11,215,534	69.92
Q2 2026	3,708	3,708	129,389	34.89	132,362	35.70
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	2,886	2,886	181,660	62.95	185,416	64.25
Total 2026	186,179	176,585	11,662,183	66.04	11,668,911	66.08
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	31,836	31,836	2,603,948	81.79	2,603,948	81.79
2026	212,910	192,681	11,972,447	62.14	12,051,713	62.55
2027	380,020	341,729	20,934,872	61.26	21,051,816	61.60
2028	334,140	276,583	24,487,976	88.54	24,470,605	88.47
2029	939,595	727,252	62,706,478	86.22	64,385,737	88.53
2030	594,153	521,126	49,158,699	94.33	50,670,812	97.23
2031	630,623	548,341	45,924,237	83.75	48,339,562	88.16
2032	352,472	262,197	18,846,257	71.88	19,554,892	74.58
2033	416,853	372,262	39,580,574	106.32	43,326,941	116.39
2034	1,318,258	1,041,996	112,854,063	108.31	122,140,132	117.22
Thereafter	5,018,030	3,556,395	334,632,214	94.09	384,432,911	108.10

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	4,179	4,179	480,000	114.86	480,000	114.86
2026	15,044	12,423	9,468,098	762.13	9,468,098	762.13
2027	8,162	4,489	33,000	7.35	33,000	7.35
2028	2,424	647	211,395	326.75	211,395	326.75
2029	9,577	5,671	1,805,467	318.37	1,956,628	345.02
2030	1,512	1,512	390,270	258.12	476,962	315.45
2031	20,784	14,468	5,208,746	360.03	5,745,604	397.14
2032	12,182	11,064	1,074,466	97.11	1,253,759	113.32
2033	20,928	20,928	4,534,012	216.65	5,132,010	245.22
2034	139,214	85,037	21,228,854	249.64	25,500,984	299.88
Thereafter	219,678	143,217	26,512,826	185.12	21,657,102	151.22

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	36,015	36,015	3,083,948	85.63	3,083,948	85.63
2026	227,954	205,104	21,440,545	104.53	21,519,811	104.92
2027	388,182	346,218	20,967,872	60.56	21,084,816	60.90
2028	336,564	277,230	24,699,371	89.09	24,682,000	89.03
2029	949,172	732,923	64,511,945	88.02	66,342,365	90.52
2030	595,665	522,638	49,548,969	94.81	51,147,774	97.86
2031	651,407	562,809	51,132,983	90.85	54,085,166	96.10
2032	364,654	273,261	19,920,723	72.90	20,808,651	76.15
2033	437,781	393,190	44,114,586	112.20	48,458,951	123.25
2034	1,457,472	1,127,033	134,082,917	118.97	147,641,116	131.00
Thereafter	5,237,708	3,699,612	361,145,040	97.62	406,090,013	109.77
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	31,836	31,836	2,603,948	81.79	2,603,948	81.79
Total 2025	31,836	31,836	2,603,948	81.79	2,603,948	81.79

Q1 2026	99,800	94,391	6,641,064	70.36	6,695,334	70.93
Q2 2026	9,157	8,310	363,533	43.75	364,553	43.87
Q3 2026	43,993	33,832	2,304,582	68.12	2,306,120	68.16
Q4 2026	59,960	56,149	2,663,267	47.43	2,685,706	47.83
Total 2026	212,910	192,681	11,972,447	62.14	12,051,713	62.55

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	4,179	4,179	480,000	114.86	480,000	114.86
Total 2025	4,179	4,179	480,000	114.86	480,000	114.86

Q1 2026	6,552	3,931	5,700,000	1,449.94	5,700,000	1,449.94
Q2 2026	715	715	30,000	41.96	30,000	41.96
Q3 2026	3,244	3,244	2,711,835	835.95	2,711,835	835.95
Q4 2026	4,533	4,533	1,026,263	226.40	1,026,263	226.40
Total 2026	15,044	12,423	9,468,098	762.13	9,468,098	762.13

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	36,015	36,015	3,083,948	85.63	3,083,948	85.63
Total 2025	36,015	36,015	3,083,948	85.63	3,083,948	85.63

Q1 2026	106,352	98,322	12,341,064	125.52	12,395,334	126.07
Q2 2026	9,872	9,025	393,533	43.60	394,553	43.72
Q3 2026	47,237	37,076	5,016,417	135.30	5,017,955	135.34
Q4 2026	64,493	60,682	3,689,530	60.80	3,711,969	61.17
Total 2026	227,954	205,104	21,440,545	104.53	21,519,811	104.92
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	103,471	88,653	8,063,673	90.96	8,065,576	90.98
2026	587,155	497,971	46,043,426	92.46	48,024,327	96.44
2027	534,806	515,272	49,687,804	96.43	51,391,774	99.74
2028	460,357	440,599	44,746,698	101.56	46,909,392	106.47
2029	677,990	616,178	54,470,935	88.40	58,683,652	95.24
2030	480,894	450,665	39,916,450	88.57	44,773,935	99.35
2031	1,000,704	973,998	107,408,356	110.28	115,738,463	118.83
2032	405,461	369,063	31,644,456	85.74	37,525,178	101.68
2033	629,131	622,903	67,516,878	108.39	75,077,797	120.53
2034	331,223	213,621	21,335,893	99.88	26,577,563	124.41
Thereafter	439,094	437,053	42,932,058	98.23	56,355,705	128.94

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	5,228	5,228	12,000	2.30	12,000	2.30
2026	13,146	13,146	525,036	39.94	539,077	41.01
2027	14,385	14,385	744,862	51.78	797,991	55.47
2028	18,613	18,613	1,305,884	70.16	1,402,967	75.38
2029	4,246	4,246	388,652	91.53	430,173	101.31
2030	19,021	19,021	1,543,339	81.14	1,784,441	93.81
2031	39,623	34,207	2,254,105	65.90	2,383,999	69.69
2032	6,357	6,357	445,253	70.04	491,452	77.31
2033	9,383	9,383	1,052,424	112.16	1,117,442	119.09
2034	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	108,699	93,881	8,075,673	$86.02	8,077,576	86.04
2026	600,301	511,117	46,568,462	91.11	48,563,404	95.01
2027	549,191	529,657	50,432,666	95.22	52,189,765	98.54
2028	478,970	459,212	46,052,582	100.29	48,312,359	105.21
2029	682,236	620,424	54,859,587	88.42	59,113,825	95.28
2030	499,915	469,686	41,459,789	88.27	46,558,376	99.13
2031	1,040,327	1,008,205	109,662,461	108.77	118,122,462	117.16
2032	411,818	375,420	32,089,709	85.48	38,016,630	101.26
2033	638,514	632,286	68,569,302	108.45	76,195,239	120.51
2034	331,223	213,621	21,335,893	99.88	26,577,563	124.41
Thereafter	439,094	437,053	42,932,058	98.23	56,355,705	128.94
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	103,471	88,653	8,063,673	90.96	8,065,576	90.98
Total 2025	103,471	88,653	8,063,673	90.96	8,065,576	90.98

Q1 2026	134,191	130,601	9,952,629	76.21	10,046,092	76.92
Q2 2026	209,755	192,459	18,601,221	96.65	20,787,777	108.01
Q3 2026	218,233	149,935	15,590,498	103.98	15,242,685	101.66
Q4 2026	24,976	24,976	1,899,077	76.04	1,947,774	77.99
Total 2026	587,155	497,971	46,043,426	92.46	48,024,327	96.44

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	5,228	5,228	12,000	2.30	12,000	2.30
Total 2025	5,228	5,228	12,000	2.30	12,000	2.30

Q1 2026	—	—	—	—	—	—
Q2 2026	1,821	1,821	37,056	20.35	37,056	20.35
Q3 2026	1,613	1,613	163,440	101.33	163,440	101.33
Q4 2026	9,712	9,712	324,540	33.42	338,580	34.86
Total 2026	13,146	13,146	525,036	39.94	539,077	41.01

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	108,699	93,881	8,075,673	86.02	8,077,576	86.04
Total 2025	108,699	93,881	8,075,673	86.02	8,077,576	86.04

Q1 2026	134,191	130,601	9,952,629	76.21	10,046,092	76.92
Q2 2026	211,576	194,280	18,638,277	95.94	20,824,833	107.19
Q3 2026	219,846	151,548	15,753,938	103.95	15,406,125	101.66
Q4 2026	34,688	34,688	2,223,617	64.10	2,286,354	65.91
Total 2026	600,301	511,117	46,568,462	91.11	48,563,404	95.01
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	56,677	19,083	948,190	49.69	948,190	49.69
2026	71,003	67,221	4,010,729	59.66	4,097,839	60.96
2027	77,785	74,224	4,315,791	58.15	4,471,476	60.24
2028	601,382	302,445	17,037,863	56.33	17,863,556	59.06
2029	232,381	212,323	11,523,253	54.27	11,975,105	56.40
2030	40,707	40,707	2,413,273	59.28	2,655,900	65.24
2031	23,485	16,646	898,162	53.96	996,832	59.89
2032	70,933	57,584	4,211,558	73.14	4,866,692	84.51
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	63,925	23,614	1,638,595	69.39	2,006,913	84.99

RETAIL

BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	51,431	54.42	55,873	59.12
2029	1,121	377	7,306	19.36	7,306	19.36
2030	—	—	—	—	—	—
2031	6,734	4,289	288,475	67.26	322,123	75.10
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	56,677	19,083	948,190	49.69	948,190	49.69
2026	71,003	67,221	4,010,729	59.66	4,097,839	60.96
2027	77,785	74,224	4,315,791	58.15	4,471,476	60.24
2028	602,327	303,390	17,089,294	56.33	17,919,429	59.06
2029	233,502	212,700	11,530,559	54.21	11,982,411	56.33
2030	40,707	40,707	2,413,273	59.28	2,655,900	65.24
2031	30,219	20,935	1,186,637	56.68	1,318,955	63.00
2032	70,933	57,584	4,211,558	73.14	4,866,692	84.51
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	63,925	23,614	1,638,595	69.39	2,006,913	84.99
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	56,677	19,083	948,190	49.69	948,190	49.69
Total 2025	56,677	19,083	948,190	49.69	948,190	49.69

Q1 2026	1,309	441	29,363	66.58	30,009	68.05
Q2 2026	39,138	39,138	2,291,477	58.55	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	30,556	27,642	1,689,889	61.13	1,737,734	62.87
Total 2026	71,003	67,221	4,010,729	59.66	4,097,839	60.96

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	56,677	19,083	948,190	49.69	948,190	49.69
Total 2025	56,677	19,083	948,190	49.69	948,190	49.69

Q1 2026	1,309	441	29,363	66.58	30,009	68.05
Q2 2026	39,138	39,138	2,291,477	58.55	2,330,096	59.54
Q3 2026	—	—	—	—	—	—
Q4 2026	30,556	27,642	1,689,889	61.13	1,737,734	62.87
Total 2026	71,003	67,221	4,010,729	59.66	4,097,839	60.96
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75
2026	174,053	147,054	9,188,910	62.49	9,255,648	62.94
2027	466,854	428,751	25,645,158	59.81	26,575,951	61.98
2028	352,948	218,537	16,068,198	73.53	17,815,914	81.52
2029	243,346	212,480	12,396,423	58.34	13,428,185	63.20
2030	199,355	187,546	11,299,477	60.25	12,494,606	66.62
2031	298,977	276,778	15,983,641	57.75	17,987,509	64.99
2032	657,486	635,001	43,386,599	68.33	49,178,260	77.45
2033	1,177,023	1,171,299	71,711,020	61.22	84,924,059	72.50
2034	297,024	297,024	17,357,102	58.44	20,639,225	69.49
Thereafter	3,487,698	3,107,885	193,761,469	62.35	239,938,771	77.20

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	22,319	20,502	970,565	47.34	973,846	47.50
2027	53,134	49,032	3,263,922	66.57	3,271,685	66.73
2028	32,691	32,691	2,240,198	68.53	2,270,968	69.47
2029	48,496	48,496	3,565,294	73.52	3,756,703	77.46
2030	40,520	40,520	2,932,068	72.36	3,066,320	75.67
2031	35,736	35,736	2,576,723	72.10	2,783,470	77.89
2032	22,679	22,679	1,470,299	64.83	1,694,589	74.72
2033	146,146	146,146	4,778,031	32.69	4,718,128	32.28
2034	38,076	38,076	2,475,937	65.03	2,704,819	71.04
Thereafter	94,773	91,652	5,738,689	62.61	6,853,885	74.78

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75
2026	196,372	167,556	10,159,475	60.63	10,229,494	61.05
2027	519,988	477,783	28,909,080	60.51	29,847,636	62.47
2028	385,639	251,228	18,308,396	72.88	20,086,882	79.95
2029	291,842	260,976	15,961,717	61.16	17,184,888	65.85
2030	239,875	228,066	14,231,545	62.40	15,560,926	68.23
2031	334,713	312,514	18,560,364	59.39	20,770,979	66.46
2032	680,165	657,680	44,856,898	68.20	50,872,849	77.35
2033	1,323,169	1,317,445	76,489,051	58.06	89,642,187	68.04
2034	335,100	335,100	19,833,039	59.19	23,344,044	69.66
Thereafter	3,582,471	3,199,537	199,500,158	62.35	246,792,656	77.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of September 30, 2025

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75
Total 2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75

Q1 2026	25,534	22,738	892,661	39.26	897,532	39.47
Q2 2026	40,827	40,827	1,960,659	48.02	1,985,989	48.64
Q3 2026	28,188	26,893	2,365,962	87.98	2,321,900	86.34
Q4 2026	79,504	56,597	3,969,628	70.14	4,050,226	71.56
Total 2026	174,053	147,054	9,188,910	62.49	9,255,648	62.94

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	—	—	—	—	—	—
Total 2025	—	—	—	—	—	—

Q1 2026	7,963	6,146	316,039	51.42	316,039	51.42
Q2 2026	—	—	—	—	—	—
Q3 2026	3,872	3,872	230,945	59.64	230,945	59.64
Q4 2026	10,484	10,484	423,581	40.40	426,863	40.72
Total 2026	22,319	20,502	970,565	47.34	973,846	47.50

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2025	—	—	—	—	—	—
Q2 2025	—	—	—	—	—	—
Q3 2025	—	—	—	—	—	—
Q4 2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75
Total 2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75

Q1 2026	33,497	28,884	1,208,700	41.85	1,213,571	42.02
Q2 2026	40,827	40,827	1,960,659	48.02	1,985,989	48.64
Q3 2026	32,060	30,765	2,596,907	84.41	2,552,845	82.98
Q4 2026	89,988	67,081	4,393,209	65.49	4,477,089	66.74
Total 2026	196,372	167,556	10,159,475	60.63	10,229,494	61.05
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - CBD properties [1,2,3]
as of September 30, 2025

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	14,253	14,253	1,167,867	81.94	1,167,867	81.94
2026	268,670	217,583	16,556,201	76.09	16,730,531	76.89
2027	356,135	340,960	31,611,322	92.71	32,152,457	94.30
2028	650,518	625,289	73,158,294	117.00	77,334,695	123.68
2029	787,449	653,288	59,135,415	90.52	61,722,719	94.48
2030	1,211,977	1,160,123	87,283,855	75.24	91,569,049	78.93
2031	57,461	49,909	4,212,754	84.41	4,639,666	92.96
2032	863,930	863,339	71,698,071	83.05	88,880,537	102.95
2033	587,671	528,845	45,594,804	86.22	69,648,806	131.70
2034	1,264,793	1,083,697	97,676,057	90.13	108,626,955	100.24
Thereafter	4,564,615	3,622,562	318,390,589	87.89	397,304,650	109.68

Los Angeles

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	766	766	51,290	66.96	51,290	66.96
2026	186,179	176,585	11,662,183	66.04	11,668,911	66.08
2027	7,367	7,367	305,388	41.45	316,294	42.93
2028	299,852	202,055	15,784,916	78.12	17,135,800	84.81
2029	455,174	280,218	19,833,318	70.78	22,018,858	78.58
2030	65,797	65,797	4,661,436	70.85	5,318,880	80.84
2031	7,752	7,752	540,350	69.7	638,831	82.41
2032	246,667	127,701	10,876,902	85.18	13,253,593	103.79
2033	186,894	93,447	6,578,697	70.4	11,108,262	118.87
2034	23,732	13,736	485,145	35.32	547,985	39.90
Thereafter	508,511	508,511	39,958,075	78.58	47,375,141	93.16

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	32,944	32,944	2,992,843	90.85	2,992,843	90.85
2026	103,021	80,172	16,480,631	205.57	16,534,901	206.24
2027	165,431	123,467	12,404,512	100.47	12,372,484	100.21
2028	231,633	172,299	20,539,374	119.21	20,585,687	119.48
2029	790,423	574,174	58,866,662	102.52	60,445,103	105.27
2030	470,522	397,495	44,527,535	112.02	45,871,317	115.40
2031	465,739	377,140	43,543,414	115.46	46,149,939	122.37
2032	251,528	160,135	15,414,602	96.26	16,109,450	100.60
2033	396,861	352,270	42,561,437	120.82	46,763,611	132.75
2034	1,457,472	1,127,034	134,082,917	118.97	147,641,116	131
Thereafter	4,739,186	3,201,090	341,026,898	106.53	383,980,754	119.95

Q3 2025
Lease expirations - CBD properties (continued) [1,2,3]
as of September 30, 2025

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	27,932	27,932	2,573,771	92.14	2,573,771	92.14
2026	306,367	306,367	30,189,836	98.54	32,154,058	104.95
2027	390,545	390,545	41,158,860	105.39	42,536,200	108.91
2028	357,968	357,968	40,845,965	114.11	43,192,933	120.66
2029	502,652	502,652	47,779,156	95.05	51,405,269	102.27
2030	347,638	347,638	33,908,791	97.54	38,055,019	109.47
2031	963,365	963,365	106,560,802	110.61	115,192,003	119.57
2032	339,022	339,022	29,672,972	87.53	35,349,034	104.27
2033	626,058	626,058	68,165,764	108.88	75,758,430	121.01
2034	100,631	100,631	8,216,811	81.65	10,342,472	102.78
Thereafter	435,011	435,011	42,830,391	98.46	56,223,053	129.25

Seattle

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	56,677	19,083	948,190	49.69	948,190	49.69
2026	71,003	67,221	4,010,729	59.66	4,097,839	60.96
2027	77,785	74,224	4,315,791	58.15	4,471,476	60.24
2028	602,327	303,390	17,089,294	56.33	17,919,429	59.06
2029	233,502	212,700	11,530,560	54.21	11,982,412	56.33
2030	40,707	40,707	2,413,273	59.28	2,655,900	65.24
2031	30,219	20,935	1,186,637	56.68	1,318,955	63.00
2032	70,933	57,584	4,211,558	73.14	4,866,692	84.51
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
Thereafter	63,925	23,614	1,638,595	69.39	2,006,913	84.99
Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	60,452	60,452	4,881,227	80.75	4,881,227	80.75
2026	176,445	147,629	9,323,774	63.16	9,389,757	63.60
2027	504,412	462,207	28,093,911	60.78	29,027,637	62.80
2028	385,639	251,228	18,308,396	72.88	20,086,882	79.95
2029	278,257	247,391	15,362,985	62.10	16,539,617	66.86
2030	215,890	204,081	13,326,874	65.30	14,554,338	71.32
2031	320,350	298,151	18,000,860	60.37	20,144,278	67.56
2032	680,165	657,680	44,856,897	68.20	50,872,849	77.35
2033	1,251,425	1,245,701	74,705,620	59.97	87,840,317	70.51
2034	326,638	326,638	19,499,475	59.70	22,938,637	70.23
Thereafter	3,582,471	3,199,537	199,500,158	62.35	246,792,656	77.13

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Lease expirations - Suburban properties [1,2,3]
as of September 30, 2025

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	32,117	32,117	1,512,898	47.11	1,512,898	47.11
2026	142,826	142,826	9,694,739	67.88	9,836,605	68.87
2027	173,158	173,158	10,956,110	63.27	11,243,282	64.93
2028	274,814	274,814	15,634,357	56.89	16,376,655	59.59
2029	474,940	474,940	23,639,927	49.77	25,929,409	54.60
2030	178,777	178,777	10,957,948	61.29	12,294,373	68.77
2031	634,106	573,766	38,520,828	67.14	41,515,657	72.36
2032	213,282	213,282	12,696,998	59.53	14,151,759	66.35
2033	350,366	350,366	27,189,680	77.60	31,066,513	88.67
2034	326,384	326,384	24,277,906	74.38	28,099,357	86.09
Thereafter	502,785	502,785	22,949,315	45.64	29,552,996	58.78

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	3,071	3,071	91,105	29.67	91,105	29.67
2026	124,933	124,933	4,959,914	39.70	4,984,911	39.90
2027	222,751	222,751	8,563,360	38.44	8,712,331	39.11
2028	104,931	104,931	4,159,997	39.65	4,096,313	39.04
2029	158,749	158,749	5,645,283	35.56	5,897,263	37.15
2030	125,143	125,143	5,021,434	40.13	5,276,457	42.16
2031	185,668	185,668	7,589,569	40.88	7,935,227	42.74
2032	113,126	113,126	4,506,121	39.83	4,699,201	41.54
2033	40,920	40,920	1,553,150	37.96	1,695,341	41.43
2034	—	—	—	—	—	—
Thereafter	498,522	498,522	20,118,143	40.36	22,109,259	44.35

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	80,767	65,949	5,501,902	83.43	5,503,805	83.46
2026	293,934	204,750	16,378,626	79.99	16,409,346	80.14
2027	158,646	139,112	9,273,807	66.66	9,653,566	69.39
2028	121,002	101,244	5,206,617	51.43	5,119,426	50.57
2029	179,584	117,772	7,080,431	60.12	7,708,556	65.45
2030	152,277	122,048	7,550,998	61.87	8,503,358	69.67
2031	76,962	44,840	3,101,660	69.17	2,930,460	65.35
2032	72,796	36,398	2,416,737	66.40	2,667,595	73.29
2033	12,456	6,228	403,538	64.79	436,809	70.14
2034	230,592	112,990	13,119,082	116.11	16,235,091	143.69
Thereafter	4,083	2,042	101,667	49.80	132,652	64.98

Q3 2025
Lease expirations - Suburban properties (continued) [1,2,3]
as of September 30, 2025

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2025	—	—	—	—	—	—
2026	19,927	19,927	835,700	41.94	839,736	42.14
2027	15,576	15,576	815,169	52.33	819,999	52.65
2028	—	—	—	—	—	—
2029	13,585	13,585	598,732	44.07	645,271	47.50
2030	23,985	23,985	904,671	37.72	1,006,588	41.97
2031	14,363	14,363	559,504	38.95	626,700	43.63
2032	—	—	—	—	—	—
2033	71,744	71,744	1,783,430	24.86	1,801,870	25.12
2034	8,462	8,462	333,564	39.42	405,407	47.91
Thereafter	—	—	—	—	—	—

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q3 2025
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Cantor	Richard Anderson	929.441.6927
Citi	Nicholas Joseph / Seth Bergey	212.816.1909 / 212.816.2066
Compass Point Research & Trading, LLC	Ken Billingsley	202.534.1393
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Peter Abramowitz	212.336.7241
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Ladenburg Thalmann	Floris van Dijkum	212.409.2075
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Ally Yaseen	646.582.9253

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q3 2025
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2022 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2023, 2024 and 2025 MYLTIP Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q3 2025
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net income (loss) attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment losses and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q3 2025
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income (loss) attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income (loss) attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q3 2025
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income (loss) attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment losses, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investments, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q3 2025
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	30-Sep-25	30-Jun-25
Revenue	$871,510	$868,457
Partners’ share of revenue from consolidated joint ventures (JVs)	(88,181)	(88,271)
BXP’s share of revenue from unconsolidated JVs	56,016	55,481
BXP’s Share of revenue	$839,345	$835,667

Straight-line rent	$30,105	$24,533
Partners’ share of straight-line rent from consolidated JVs	(7,906)	(6,247)
BXP’s share of straight-line rent from unconsolidated JVs	1,660	2,249
BXP’s Share of straight-line rent	$23,859	$20,535

Fair value lease revenue [1]	$1,906	$1,915
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	1,102	1,103
BXP’s Share of fair value lease revenue [1]	$3,019	$3,029

Lease termination income	$1,241	$909
Partners’ share of termination income from consolidated JVs	—	—
BXP’s share of termination income from unconsolidated JVs	141	(146)
BXP’s Share of termination income	$1,382	$763

Non-cash termination income adjustment (fair value lease amounts)	$—	$—
Partners’ share of non-cash termination income adjustment (fair value lease amounts) from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment (fair value lease amounts) from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment (fair value lease amounts)	$—	$—

Parking and other revenue	$35,390	$34,799
Partners’ share of parking and other revenue from consolidated JVs	(730)	(769)
BXP’s share of parking and other revenue from unconsolidated JVs	1,654	2,022
BXP’s Share of parking and other revenue	$36,314	$36,052

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	335	362
BXP’s Share of hedge amortization, net of costs	$1,781	$1,808

Straight-line ground rent expense adjustment	$(530)	$448
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	123	136
BXP’s Share of straight-line ground rent expense adjustment	$(407)	$584

Depreciation and amortization	$236,147	$223,819
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(22,615)	(20,945)
BXP’s share of depreciation and amortization from unconsolidated JVs	17,272	16,674
BXP’s Share of depreciation and amortization	$230,804	$219,548

Lease transaction costs that qualify as rent inducements [2]	$5,894	$4,427
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(895)	(924)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	—	(21)
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$4,999	$3,482

2nd generation tenant improvements and leasing commissions	$72,022	$69,064
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(8,374)	(9,137)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	1,067	1,496
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$64,715	$61,423

Q3 2025
Reconciliations (continued)

Maintenance capital expenditures [3]	$25,996	$32,934
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(3,004)	(3,426)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	349	703
BXP’s Share of maintenance capital expenditures [3]	$23,341	$30,211

Interest expense	$164,299	$162,783
Partners’ share of interest expense from consolidated JVs	(12,016)	(11,892)
BXP’s share of interest expense from unconsolidated JVs	20,214	18,872
BXP’s Share of interest expense	$172,497	$169,763

Capitalized interest	$13,491	$12,148
Partners’ share of capitalized interest from consolidated JVs	(21)	(23)
BXP’s share of capitalized interest from unconsolidated JVs	769	1,891
BXP’s Share of capitalized interest	$14,239	$14,016

Amortization of financing costs	$4,764	$4,737
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	434	426
BXP’s Share of amortization of financing costs	$4,700	$4,665

Fair value interest adjustment	$139	$718
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share off fair value interest adjustment from unconsolidated JVs	499	499
BXP’s Share of fair value interest adjustment	$638	$1,217

Amortization and accretion related to sales type lease	$236	$232
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share off amortization and accretion related to sales type lease from unconsolidated JVs	29	29
BXP’s Share of amortization and accretion related to sales type lease	$265	$261

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q3 2025
Reconciliations (continued)
for the three months ended September 30, 2025
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$81,717	$104,152	$185,869
Straight-line rent	3,256	14,676	17,932
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	84,946	118,828	203,774
Parking and other	—	1,622	1,622
Total rental revenue [3]	84,946	120,450	205,396
Expenses
Operating	35,557	45,983	81,540
Net Operating Income (NOI)	49,389	74,467	123,856

Other income (expense)
Development and management services revenue	—	—	—
Gains from investments in securities	—	8	8
Interest and other income	776	1,816	2,592
Interest expense	(21,395)	(7,693)	(29,088)
Depreciation and amortization expense	(18,366)	(32,298)	(50,664)
General and administrative expense	(67)	(169)	(236)
Total other income (expense)	(39,052)	(38,336)	(77,388)
Net income	$10,337	$36,131	$46,468

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$19,002	$32,502	$51,504
BXP’s share of NOI (after income allocation to private REIT shareholders)	$30,387	$41,965	$72,352
Unearned portion of capitalized fees [5]	$198	$740	$938

Partners’ share of select items [4]
Partners’ share of parking and other revenue	$—	$730	$730
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$408	$543	$951
Partners’ share of capitalized interest	$—	$21	$21
Partners’ share of lease transactions costs which will qualify as rent inducements	$(38)	$(857)	$(895)
Partners’ share of management and other fees	$756	$1,016	$1,772
Partners’ share of basis differential depreciation and amortization expense	$(34)	$(182)	$(216)
Partners’ share of basis differential interest and other adjustments	$(4)	$37	$33

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,008	$14,845	$17,853
Add:
Partners’ share of interest expense after BXP’s basis differential	8,554	3,462	12,016
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,720	14,895	22,615
Partners’ share of EBITDAre	$19,282	$33,202	$52,484

Q3 2025
Reconciliations (continued)
for the three months ended September 30, 2025
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$33,978	$54,203	$88,181
Less: Termination income	—	—	—
Rental revenue (excluding termination income) [3]	33,978	54,203	88,181
Less: Operating expenses (including partners’ share of management and other fees)	14,976	21,701	36,677
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$19,002	$32,502	$51,504

Rental revenue (excluding termination income) [3]	$33,978	$54,203	$88,181
Less: Straight-line rent	1,302	6,604	7,906
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	38	857	895
Subtotal	32,725	48,456	81,181
Less: Operating expenses (including partners’ share of management and other fees)	14,976	21,701	36,677
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,749	$26,755	$44,504

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$33,978	$54,203	$88,181
Add: Development and management services revenue	—	—	—
Revenue	$33,978	$54,203	$88,181

_________
1Norges Joint Ventures include 7 Times Square (formerly Times Square Tower), 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street. On August 27, 2025, the Company acquired its partner’s 45% ownership interest in 343 Madison Avenue.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q3 2025
Reconciliations (continued)
for the three months ended September 30, 2025
(unaudited and in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$27,278	$20,367		$16,354		$17,803		$8,537	$24,461	$114,800
Straight-line rent	590	(1,428)		3,922		(172)		684	(123)	3,473
Fair value lease revenue	—	—		1,300		—		1,293	—	2,593
Termination income	—	—		—		282		—	—	282
Amortization and accretion related to sales-type lease	57	—		—		—		—	—	57
Total lease revenue	27,925	18,939		21,576		17,913		10,514	24,338	121,205
Parking and other	43	1,967		49		221		592	818	3,690
Total rental revenue [3]	27,968	20,906		21,625		18,134		11,106	25,156	124,895
Expenses
Operating	10,164	7,944		15,965	[4]	9,597		3,551	9,232	56,453
Net operating income	17,804	12,962		5,660		8,537		7,555	15,924	68,442

Other income (expense)
Development and management services revenue	—	—		417		—		—	—	417
Interest and other income (loss)	535	1,166		820		11		147	199	2,878
Interest expense	(10,562)	(5,052)		(17,385)		—		(4,159)	(10,044)	(47,202)
Unrealized gain/loss on derivative instruments	—	—		(1,403)		—		—	—	(1,403)
Transaction costs	(27)	—		—		—		(28)	53	(2)
Depreciation and amortization expense	(8,470)	(5,330)		(10,465)		(10,076)		(5,213)	(5,855)	(45,409)
General and administrative expense	(1)	5		(111)		(4)		(14)	—	(125)
Loss from early extinguishment of debt	—	—		—		—		—	—	—
Gain on sale of real estate	—	4,762		—		—		—	—	4,762
Total other income (expense)	(18,525)	(4,449)		(28,127)		(10,069)		(9,267)	(15,647)	(86,084)
Net income (loss)	$(721)	$8,513		$(22,467)		$(1,532)		$(1,712)	$277	$(17,642)

BXP’s share of select items:
BXP’s share of parking and other revenue	$22	$984		$24		$111		$199	$314	$1,654
BXP’s share of amortization of financing costs	$132	$23		$157		$—		$28	$94	$434
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$335	$—	$335
BXP’s share of fair value interest adjustment	$—	$—		$499		$—		$—	$—	$499
BXP’s share of capitalized interest	$—	$—		$769		$—		$—	$—	$769
BXP’s share of amortization and accretion related to sales-type lease	$29	$—		$—		$—		$—	$—	$29

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$(367)	$5,028		$(9,170)		$(144,699)		$197	$682	$(148,329)
Add:
BXP’s share of interest expense	5,281	2,526		7,077		—		1,400	3,930	20,214
BXP’s share of depreciation and amortization expense	4,237	2,144	[5]	3,929	[5]	3,714	[5]	983	2,265	17,272
Impairment loss on investment [6]	—	—		—		145,133		—	—	145,133
Less:
BXP’s share of gain on sale of real estate [7]	—	2,236		—		—		—	—	2,236
BXP’s share of EBITDAre	$9,151	$7,462	[5]	$1,836	[5]	$4,148	[5]	$2,580	$6,877	$32,054

Q3 2025
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$13,985	$10,849	[5]	$8,066	[5]	$9,012	$3,739	$10,156	$55,807
BXP’s share of operating expenses	5,082	3,973		6,643		4,866	1,194	3,374	25,132
BXP’s share of net operating income (loss)	8,903	6,876	[5]	1,423	[5]	4,146	2,545	6,782	30,675
Less:
BXP’s share of termination income	—	—		—		141	—	—	141
BXP’s share of net operating income (loss) (excluding termination income)	8,903	6,876		1,423		4,005	2,545	6,782	30,534
Less:
BXP’s share of straight-line rent	295	(623)	[5]	1,894	[5]	(86)	230	(50)	1,660
BXP’s share of fair value lease revenue	—	305	[5]	362	[5]	—	435	—	1,102
BXP’s share of amortization and accretion related to sales type lease	29	—		—		—	—	—	29
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		123		—	—	—	123
BXP’s share of lease transaction costs that qualify as rent inducements	—	—		—		—	—	—	—
BXP’s share of net operating income (loss) - cash (excluding termination income)	$8,579	$7,194	[5]	$(710)	[5]	$4,091	$1,880	$6,832	$27,866

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$13,985	$10,849	[5]	$8,066	[5]	$9,012	$3,739	$10,156	$55,807
Add:
BXP’s share of development and management services revenue	—	—		209		—	—	—	209
BXP’s share of revenue	$13,985	$10,849	[5]	$8,275	[5]	$9,012	$3,739	$10,156	$56,016

_____________
1For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries from clients and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Includes approximately $246 of straight-line ground rent expense.
5The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6Represents the other-than-temporary decline in the fair values below the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
7 For additional information, see page 14.

Q3 2025
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	30-Jun-25	30-Jun-24
Net income attributable to BXP, Inc.	$88,977	$79,615
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	10,064	9,509
Noncontrolling interest in property partnerships	20,100	17,825
Net income	119,141	106,949
Add:
Interest expense	162,783	149,642
Loss from unconsolidated joint ventures	3,324	5,799
Depreciation and amortization expense	223,819	219,542
Transaction costs	357	189
Payroll and related costs from management services contracts	4,104	4,148
General and administrative expense	42,516	44,109
Less:
Interest and other income (loss)	8,063	10,788
Unrealized gain (loss) on non-real estate investments	(39)	58
Gains from investments in securities	2,600	315
Gain on sale of real estate	18,390	—
Direct reimbursements of payroll and related costs from management services contracts	4,104	4,148
Development and management services revenue	8,846	6,352
Net Operating Income (NOI)	514,080	508,717
Add:
BXP’s share of NOI from unconsolidated joint ventures	31,029	31,587
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	51,562	47,391
BXP’s Share of NOI	493,547	492,913
Less:
Termination income	909	841
BXP’s share of termination income from unconsolidated joint ventures	(146)	—
Add:
Partners’ share of termination income from consolidated joint ventures	—	40
BXP’s Share of NOI (excluding termination income)	$492,784	$492,112

Net Operating Income (NOI)	$514,080	$508,717
Less:
Termination income	909	841
NOI from non Same Properties (excluding termination income)	13,196	7,201
Same Property NOI (excluding termination income)	499,975	500,675
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	51,562	47,351
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	4,469	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	31,175	31,587
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	(132)	(212)
BXP’s Share of Same Property NOI (excluding termination income)	$484,189	$485,123

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(934)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(0.2)%

Q3 2025
Reconciliations (continued)
Reconciliation of Net income attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	30-Jun-25	30-Jun-24
Net income attributable to BXP, Inc.	$88,977	$79,615
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	10,064	9,509
Noncontrolling interest in property partnerships	20,100	17,825
Net income	119,141	106,949
Add:
Interest expense	162,783	149,642
Loss from unconsolidated joint ventures	3,324	5,799
Depreciation and amortization expense	223,819	219,542
Transaction costs	357	189
Payroll and related costs from management services contracts	4,104	4,148
General and administrative expense	42,516	44,109
Less:
Interest and other income (loss)	8,063	10,788
Unrealized gain (loss) on non-real estate investments	(39)	58
Gains from investments in securities	2,600	315
Gain on sale of real estate	18,390	—
Direct reimbursements of payroll and related costs from management services contracts	4,104	4,148
Development and management services revenue	8,846	6,352
Net Operating Income (NOI)	514,080	508,717
Less:
Straight-line rent	24,533	16,094
Fair value lease revenue	1,915	1,363
Amortization and accretion related to sales type lease	232	246
Termination income	909	841
Add:
Straight-line ground rent expense adjustment [1]	531	585
Lease transaction costs that qualify as rent inducements [2]	4,427	3,471
NOI - cash (excluding termination income)	491,449	494,229
Less:
NOI - cash from non Same Properties (excluding termination income)	10,276	17,006
Same Property NOI - cash (excluding termination income)	481,173	477,223
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	46,250	45,068
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	3,321	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	27,909	27,473
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	(1,774)	(300)
BXP’s Share of Same Property NOI - cash (excluding termination income)	$467,927	$459,928

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$7,999
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	1.7%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(83) and $4 for the three months ended June 30, 2025 and 2024, respectively. As of June 30, 2025, the Company has remaining lease payments aggregating approximately $30.6 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q3 2025
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	30-Sep-24	30-Jun-24
Revenue
Lease	$799,471	$790,555
Parking and other	34,255	33,890
Insurance proceeds	—	725
Hotel revenue	15,082	14,812
Development and management services	6,770	6,352
Direct reimbursements of payroll and related costs from management services contracts	3,649	4,148
Total revenue	859,227	850,482
Expenses
Operating	178,834	175,545
Real estate taxes	148,809	144,994
Restoration expenses related to insurance claims	254	887
Hotel operating	9,833	9,839
General and administrative	33,352	44,109
Payroll and related costs from management services contracts	3,649	4,148
Transaction costs	188	189
Depreciation and amortization	222,890	219,542
Total expenses	597,809	599,253
Other income (expense)
Loss from unconsolidated joint ventures	(7,011)	(5,799)
Gain on sale of real estate	517	—
Gains from investments in securities	2,198	315
Unrealized gain on non-real estate investments	94	58
Interest and other income (loss)	14,430	10,788
Interest expense	(163,194)	(149,642)
Net income	108,452	106,949
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(15,237)	(17,825)
Noncontrolling interest - common units of the Operating Partnership	(9,587)	(9,509)
Net income attributable to BXP, Inc.	$83,628	$79,615

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.53	$0.51
Net income attributable to BXP, Inc. per share - diluted	$0.53	$0.51